UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number  811-21982
Guggenheim Strategic Opportunities Fund
(Exact name of registrant as specified in charter)

227 West Monroe Street, Chicago, 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee
227 West Monroe Street, Chicago, 60606
(Name and address of agent for service)

Registrant's telephone number, including area code:    (312) 827-0100
Date of fiscal year end:   May 31
Date of reporting period:   June 1, 2019 - May 31, 2020

Item 1.  Reports to Stockholders.
The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIM

5.31.2020

Guggenheim Funds Annual Report

Guggenheim Strategic Opportunities Fund

Beginning on January 1, 2021, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a registered shareholder and your shares are held with the Fund's transfer agent, Computershare, you may log into your Investor Center account at www.computershare.com/investor and go to "Communication Preferences" or call 1-866-488-3559.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you may call Computershare at 1-866-488-3559. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all closed-end funds you hold.

GuggenheimInvestments.com

CEF-GOF-AR-0520

GUGGENHEIMINVESTMENTS.COM/GOF
... YOUR WINDOW TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT GUGGENHEIM STRATEGIC OPPORTUNITIES FUND
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/gof, you will find:
•	Daily, weekly and monthly data on share prices, net asset values, distributions and more
•	Portfolio overviews and performance analyses
•	Announcements, press releases and special notices
•	Fund and adviser contact information
Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	May 31, 2020

DEAR SHAREHOLDER
We thank you for your investment in the Guggenheim Strategic Opportunities Fund (the “Fund”). This report covers the Fund’s performance for the 12-month period ended May 31, 2020. The period was marked by the emergence and spread of a novel and highly contagious form of coronavirus, producing a pandemic that caused a steeper plunge in output and employment in two months than during the first two years of the Great Depression.
A recovery began in May 2020 as states began to reopen, but the subsequent rise in infections showed the difficulty in managing an economic recovery amid a pandemic. We expect the recovery could continue at an uneven pace as households, businesses, and governments gradually learn how to adapt. However, we do not expect a full recovery will be possible until a vaccine has been developed, tested, approved, produced, and administered across the globe. This process may take until mid-2021, or possibly longer. Even after a vaccine is deployed, the recovery could be sluggish due to the long-term damage being done to the economy. The surge in joblessness is damaging household balance sheets, and precautionary saving will further hold back the recovery in consumption.
The impact of these events affected performance of the Fund for the period. To learn more about the Fund’s performance and investment strategy, we encourage you to read the Economic and Market Overview and the Questions & Answers sections of this report, which begin on page 5. You’ll find information on Guggenheim’s investment philosophy, views on the economy and market environment, and detailed information about the factors that impacted the Fund’s performance.
The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. The Fund pursues a relative value-based investment philosophy. The Fund’s sub-adviser seeks to combine a credit-managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies.
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended May 31, 2020, the Fund provided a total return based on market price of -7.96% and a total return based on NAV of -2.79%. As of May 31, 2020, the Fund’s market price of $16.20 per share represented a premium of 5.95% to its NAV of $15.29 per share.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.
From June 2019 through May 2020, the Fund paid a monthly distribution of $0.1821 per share. The latest distribution represents an annualized distribution rate of 13.49% based on the Fund’s closing market price of $16.20 per share on May 31, 2020. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see the Distributions to Shareholders & Annualized Distribution Rate on page 24, and Note 2(f) on page 69 for more information on distributions for the period.

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DEAR SHAREHOLDER (Unaudited) continued	May 31, 2020

Guggenheim Funds Investment Advisors, LLC (the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.
We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 107 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a stable monthly distribution, the DRIP effectively provides an income averaging technique which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.
We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/gof.
Sincerely,

Guggenheim Funds Investment Advisors, LLC
Guggenheim Strategic Opportunities Fund

June 30, 2020

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ECONOMIC AND MARKET OVERVIEW (Unaudited)	May 31, 2020

Our recession forecasting tools pointed to a downturn beginning between the fourth quarter of 2019 and the second quarter of 2020, with a midpoint of February 2020. While we did not see a pandemic coming, it turns out that February was indeed the peak in the business cycle. What has unfolded since has been an economic shock of unprecedented scale and scope. COVID-19, one of the deadliest pandemics in a century, caused a steeper plunge in output and employment in two months than occurred during the first two years of the Great Depression. As COVID-19 spiraled into a global pandemic, risk assets traded down and corporate spreads widened to levels not seen since the financial crisis. During the first quarter of 2020, the S&P 500 Index and benchmark high yield, bank loan, and investment-grade indices declined by 19.60%, 12.68%, 13.19%, and 3.63%, respectively.
In response to the crisis, the Federal Open Market Committee cut interest rates by 125 basis points in March and passed a series of stimulus programs. Among them were the Primary and Secondary Market Corporate Credit Facilities, which are lending programs primarily targeting investment-grade corporate bond issuers, implemented in concert with the U.S. Treasury. It was only after the announcement of this program that corporate credit found some relief from the selloff, and subsequent market performance, especially for stocks, has defied weak economic signals in the belief that policymakers will not allow companies to collapse under the weight of their substantial debt. For the 12 months ended May 31, 2020, the S&P 500 Index returned 12.84%, and the Bloomberg Barclays U.S. Aggregate Bond Index returned 9.42%. As a result of the supportive policy response, the U.S. budget deficit is headed to its highest as a share of GDP since World War II, and the U.S. Federal Reserve’s (the “Fed”) balance sheet could exceed $9 trillion by the end of the year. But even this policy response cannot force consumers to spend or businesses to invest amid staggering uncertainty, and future rounds of fiscal stimulus will likely be needed.
Many countries and all U.S. states are taking tentative steps to reopen their economies, which is supporting an uptick in economic activity. However, we do not expect a genuine recovery will be possible until a vaccine has been developed, tested, approved, produced, and administered across the globe. This process is likely to take 12–18 months, but possibly longer. In the meantime, keeping the infection rate in check will require social distancing measures that stymie economic activity. Given millions of identified cases today and limited testing capabilities, a premature reopening could mean another spike in infections.
Joblessness has surged, with the fall in U.S. employment in April alone representing a 40 standard deviation shock, erasing all the job gains of the preceding 21 years. As personal, small business, and corporate bankruptcies mount, permanent damage is being done to the productive capacity of the economy, which will stunt the recovery in output and corporate profits. The road to recovery may have begun in May, but we would remind investors that it took nearly 10 years for the unemployment rate to return to the cycle low seen in 2007, and the current shock appears to be several times more severe than the last financial crisis.
We would also note that cracks were forming long before the current crisis. On July 31, 2019, the Fed announced its first rate cut since 2008 amid growing downside risks to policymakers’ baseline growth and inflation forecasts. Key among these were slowing global growth, the threat of additional U.S.-China tariffs, and concerns over Brexit. The Fed went on to cut rates in September and December of 2019 as it sought to sustain the expansion.

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QUESTIONS & ANSWERS (Unaudited)	May 31, 2020

Guggenheim Strategic Opportunities Fund (“Fund”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM”). This team includes B. Scott Minerd, Chairman of Guggenheim Investments and Global Chief Investment Officer; Anne B. Walsh, CFA, JD, Senior Managing Director and Chief Investment Officer, Fixed Income; Steven H. Brown, CFA, Senior Managing Director and Portfolio Manager; and Adam Bloch, Managing Director and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance for the 12-month period ended May 31, 2020.
What is the Fund’s investment objective and how is it pursued?
The Fund seeks to maximize total return through a combination of current income and capital appreciation. The Fund pursues a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis.
The Fund seeks to combine a credit-managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies. The Fund seeks to achieve its investment objective by investing in a wide range of fixed-income and other debt and senior-equity securities (“Income Securities”) selected from a variety of credit qualities and sectors, including, but not limited to, corporate bonds, loans and loan participations, structured finance investments, U.S. government and agency securities, mezzanine and preferred securities and convertible securities, and in common stocks, limited liability company interests, trust certificates, and other equity investments (“Common Equity Securities”), exposure to which is obtained primarily by investing in exchange-traded funds (“ETFs”) that Guggenheim believes offer attractive yield and/or capital appreciation potential, including employing a strategy of writing (selling) covered call and put options on such equities. Guggenheim believes the volatility of the Fund can be reduced by diversifying across a large number of sectors and securities, some of which historically have not been highly correlated to one another.
Under normal market conditions:
•
The Fund may invest without limitation in fixed-income securities rated below investment grade (commonly referred to as “junk bonds”); the Fund may invest in below-investment grade income securities of any rating;

•
The Fund may invest up to 20% of its total assets in non-U.S. dollar denominated fixed-income securities of corporate and governmental issuers located outside the U.S., including up to 10% of total assets in fixed-income securities of issuers located in emerging markets;

•
The Fund may invest up to 50% of its total assets in common equity securities, and the Fund may invest in ETFs or other investment funds that track equity market indices and/or through derivative instruments that replicate the economic characteristics of exposure to Common Equity Securities; and

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2020

•
The Fund may invest up to 30% of its total assets in investment funds that primarily hold (directly or indirectly) investments in which the Fund may invest directly, of which amount up to 30% of the Fund’s total assets may be invested in investment funds that are registered as investment companies under the Investment Company Act of 1940 (the “1940 Act”) to the extent permitted by applicable law and related interpretations of the staff of the U.S. Securities and Exchange Commission.

Guggenheim’s process for determining whether to buy a security is a collaborative effort between various groups including: (i) economic research, which focus on key economic themes and trends, regional and country-specific analysis, and assessments of event-risk and policy impacts on asset prices, (ii) the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, (iii) its Sector Specialists, who are responsible for identifying investment opportunities in particular securities within these sectors, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities, and (iv) portfolio managers, who determine which securities best fit the Fund based on the Fund’s investment objective and top-down sector allocations. In managing the Fund, Guggenheim uses a process for selecting securities for purchase and sale that is based on intensive credit research and involves extensive due diligence on each issuer, region and sector. Guggenheim also considers macroeconomic outlook and geopolitical issues.
The Fund may use financial leverage to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, common shareholders’ return will be less than if financial leverage had not been used.
How did the Fund perform for the 12 months ended May 31, 2020?
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended May 31, 2020, the Fund provided a total return based on market price of -7.96% and a total return based on NAV of -2.79%. As of May 31, 2020, the Fund’s market price of $16.20 per share represented a premium of 5.95% to its NAV of $15.29 per share. As of May 31, 2019, the Fund’s market price of $19.96 per share represented a premium of 11.45% to its NAV of $17.91 per share.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market value of the Fund’s shares fluctuates from time to time and maybe higher or lower than the Fund’s NAV.

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2020

What were the Fund’s distributions?
From June 2019 through May 2020, the Fund paid a monthly distribution of $0.1821 per share. The latest distribution represents an annualized distribution rate of 13.49% based on the Fund’s closing market price of $16.20 per share on May 31, 2020. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on a variety of factors. Please see the Distributions to Shareholders & Annualized Distribution Rate on page 24, and Note 2(f) on page 69 for more information on distributions for the period.
For the year ended May 31, 2020, 60.6% of the distributions were characterized as return of capital and 39.4% of the distributions were characterized as ordinary income. The final determination of the tax character of the distributions paid by the Fund in 2020 will be reported to shareholders in January 2021.
How did other markets perform in this environment for the 12-month period ended May 31, 2020?

Index	Total Return
Bloomberg Barclays U.S. Aggregate Bond Index	9.42%
Bloomberg Barclays U.S. Aggregate Bond 1-3 Year Index	4.43%
Bloomberg Barclays U.S. Corporate High Yield Index	1.32%
Credit Suisse Leveraged Loan Index	-3.35%
ICE Bank of America Merrill Lynch Asset Backed Security Master BBB-AA Index	-1.83%
S&P 500 Index	12.84%

Discuss performance over the period.
During the period, the Fund returned -2.79% based on NAV performance as spread widening outpaced the Fund’s carry and the positive impact from duration. Carry refers to the income received from portfolio investments over a defined period.
As COVID-19 spiraled into a global pandemic, risk assets sold off sharply in the first quarter of 2020. U.S. unemployment claims surged to more than 40 million over a 10-week period, highlighting the tremendous and sudden disruption in the U.S. economy. The negative performance for the Fund was due to price declines seen across risk asset classes. Spreads on all credit assets, including those that we view as broadly credit loss remote, widened to levels not seen since the financial crisis. Default risk within the portfolio remains relatively low given the rigor of our underwriting and decision to allocate senior in the capital structure. Defensive positioning and the decision to de-lever the Fund in 2019 helped limit the drawdown and afforded an opportunity to add credit exposure at historically wide levels.
As spreads swung from cycle tights to near historical wide levels, the Fund unwound its credit protection on the Investment Grade Credit Default Swap (CDX) index, which had added to performance for the period. The Fund subsequently took advantage of the dislocations across

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2020

corporate credit markets to add both high yield and investment grade corporate exposure, and has continued to source opportunities at elevated spread levels.
High yield corporate bonds added to performance as the Fund nearly doubled its allocation to 17.4% at period’s end to take advantage of market dislocations. High yield corporate index spreads widened more than 200 basis points over the period to end at 637 basis points on May 31, 2020. After beginning the year near cycle tights, high yield spreads spiked to a peak of 1,100 basis points on March 23, 2020, before retracing after the Fed announced that it would purchase an unlimited amount of Treasuries and mortgage-backed securities, and expand its facilities to include certain types of corporate and municipal debt in order to support the financial markets. Subsequent spread tightening reflected optimism that the aggressive monetary efforts by the Fed, coupled with $3.0 trillion fiscal spending approved by Congress, should help blunt the economic blow from COVID-19.
Investment grade corporate bonds also added to performance as the Fund increased its allocation by 8 percentage points to 11.8% at period’s end to take advantage of historically wide spread levels. Since the start of the period, investment grade corporate spreads widened by 245 basis points to a peak of 373 basis points on March 23, 2020, before retracing to a level inside 175 basis points at period end.
Bank loans, which constituted 38.0% of the Fund at period’s end, detracted from performance with the broader loan index average price falling to the mid-$70s context before recovering to the mid-$80s, down from high-$90s earlier in the year. The Credit Suisse Leveraged Loan Index returned -3.35% over the period. The Fed and U.S. Treasury’s expanded support for corporate borrowers removed some of the hazards that lead to default, such as being shut out of the market when in need of money. The Main Street Loan Facilities program was designed to support loans to some U.S. businesses, but leverage caps limit accessibility for many issuers in the broadly syndicated loan market. However, use of this program may free up bank capacity to make credit more available to other borrowers most at risk of default.
Asset Backed Securities (“ABS”) (not including CLOs), which constituted 8.6% of the Fund at period’s end, generated a marginally positive total return as income earned and duration impact outweighed spread widening over the period.
Collateralized Loan Obligations (“CLOs”), which constituted 10.9% of the Fund at period’s end, detracted from performance as spread widening in CLOs outpaced income earned. The Fund’s CLO holdings are mostly senior in the capital structure and should remain substantially loss remote even in a severe economic downturn. That did not mean the holdings were immune from broader spread widening, however. Over the period, we saw spreads widen and prices fall mainly as a function of liquidity, as investors looked to convert shorter duration/higher credit quality securities to cash.

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2020

Non-Agency Residential Mortgage-Backed Securities (“non-Agency RMBS”), which constituted 8.0% of the Fund at period’s end, also detracted from performance as current macroeconomic headwinds resulted in spread widening. Mortgage credit performance was under pressure as unemployment continued to rise. Weakness in the broader economy will likely overwhelm the positive housing fundamentals that existed prior to the onset of the pandemic. Despite recent widening of spreads between senior and subordinated classes, differences in their credit profiles suggest better value in more senior securities.
Over the period, the Fund added select credit closed-end funds to take advantage of attractive yields and discounted share prices relative to their NAVs.
Interest rates across the U.S. Treasury curve fell between 120 and 225 basis points over the period, which aided in the Fund’s performance.
What was the impact of derivatives on Fund performance?
The Fund uses derivatives for its equity covered call strategy and for various hedging purposes, such as currency forward contracts to fully hedge exchange rate risk in the purchase of government securities of foreign countries. It also uses various derivatives to obtain exposure to indexes that track various equity market sectors.
Returns from the covered call allocation detracted from performance over the period. The allocation had been reduced in May 2019 in line with our broader plan to help protect the portfolio and shareholders from future drawdowns.
The Fund held a credit hedge via credit default swaps to reduce portfolio spread duration and help protect shareholders from a drawdown. As spreads swung from cycle tights to near historical wide levels, the Fund unwound its credit protection on the Markit North American Investment Grade CDX Index which had added to performance for the period.
As part of the re-risking strategy, the Fund utilized credit default swaps on the Markit North American High Yield CDX Index to gain high yield market exposure, which was additive to performance over the period.
Discuss the Fund’s approach to duration.
The Fund has no set policy regarding portfolio duration or maturity; interest rate duration at period’s end was 3.6 years.

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2020

Discuss the Fund’s use of leverage.
The Fund employed no leverage going into the COVID-19 crisis. After spreads widened materially, the Fund began adding leverage and ended the period with leverage of approximately 8.69% of managed assets (including the proceeds of leverage) at May 31, 2020.
The purpose of leverage (borrowings and reverse repurchase agreements) is to fund the purchase of additional securities that may provide increased income and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio. Leverage results in greater NAV volatility and entails more downside risk than an unleveraged portfolio.
Index Definitions
Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), ABS, and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).
The Bloomberg Barclays U.S. Aggregate Bond 1-3 Year Index measures the performance of publicly issued investment grade corporate, U.S. Treasury and government agency securities with remaining maturities of one to three years.
The Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.
The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the U.S.-dollar-denominated leveraged loan market.
The ICE Bank of America Merrill Lynch Asset Backed Security Master BBB-AA Index is a subset of the ICE BofA/ML U.S. Fixed Rate Asset Backed Securities Index including all securities rated AA1 through BBB3, inclusive.
The Markit North American High Yield CDX Index is composed of 100 liquid North American entities with high yield credit ratings that trade in the credit default swap market.
The Markit North American Investment Grade CDX Index is composed of 125 of the most liquid North American entities with investment grade credit ratings that trade in the credit default swap market.

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2020

The Standard & Poor’s 500 (“S&P 500”) Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.
Risks and Other Considerations
The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.
There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the risks carefully.
The Fund is subject to various risk factors. Certain of these risk factors are described below. Please see the Fund’s Prospectus, Statement of Additional Information (SAI) and guggenheiminvestments.com/gof for a more detailed description of the risks of investing in the Fund. Shareholders may access the Fund’s Prospectus and SAI on the EDGAR Database on the Securities and Exchange Commission’s website at www.sec.gov.
Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions around the world, the risks below are heightened significantly compared to normal conditions and therefore subject the Fund’s investments and a shareholder’s investment in the Fund to sudden and substantial losses. The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.

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Below Investment Grade Securities Risk. High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies. Generally, the risks associated with high yield securities are heightened during times of weakening economic conditions or rising interest rates and are therefore especially heightened under current conditions.
Covered Call Option Strategy Risk. The ability of the Fund to achieve its investment objective is partially dependent on the successful implementation of its covered call option strategy. The Fund may write call options on individual securities. The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, at a certain price up to a specified point in time or on expiration, depending on the terms. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument. A call option is “covered” if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are segregated by the Fund’s custodian). As a seller of covered call options, the Fund faces the risk that it will forgo the opportunity to profit from increases in the market value of the security covering the call option during an option’s life. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.
Credit Risk. The Fund could lose money if the issuer or guarantor of a fixed-income instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. The issuer, guarantor or counterparty could also suffer a rapid decrease in credit quality rating, which would adversely affect the volatility of the value and liquidity of the instrument. The risk of the occurrence of these types of events is especially heightened under current conditions. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Current Fixed-Income and Debt Market Conditions. Fixed-income and debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to the crisis initially caused by the outbreak of COVID-19, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. These actions present heightened risks to fixed-income and debt

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2020

instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. In light of these actions and current conditions, interest rates and bond yields in the United States and many other countries are at or near historic lows, and in some cases, such rates and yields are negative. The current very low or negative interest rates are magnifying the Fund’s susceptibility to interest rate risk and diminishing yield and performance. In addition, the current environment is exposing fixed-income and debt markets to significant volatility and reduced liquidity for Fund investments.
Derivatives Transactions Risk. The Fund may utilize derivatives, including futures contracts and other strategic transactions, to seek to earn income, facilitate portfolio management and mitigate risks. Participation in derivatives markets transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies (other than its covered call writing strategy and put option writing strategy). If the Sub-Adviser (Guggenheim Partners Investment Management, LLC, or GPIM) is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited.
Equity Securities Risk. Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks) such as limited liability company interests and trust certificates. The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. Equity securities are currently experiencing heightened volatility and therefore, the Fund’s investments in equity securities are subject to heightened risks related to volatility. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund.
Interest Rate Risk. Fixed-income and other debt instruments are subject to the possibility that interest rates could change. Changes in interest rates may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Generally, when interest rates increase, the values of fixed-income and other debt instruments decline, and when interest rates decrease, the values of fixed-income and other debt instruments rise. In response to the crisis initially caused by the outbreak of COVID-19, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. These actions present heightened risks to fixed-income and debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. In light of these actions and

14 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2020

current conditions, interest rates and bond yields in the United States and many other countries are at or near historic lows, and in some cases, such rates and yields are negative. The current very low or negative interest rates are magnifying the Fund’s susceptibility to interest rate risk and diminishing yield and performance.
Investment in Loans Risk. The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk and extension risk, which are heightened under current conditions. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans can also be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. The Fund invests in or is exposed to loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements. The terms of many loans and other instruments are tied to the London Interbank Offered Rate (“LIBOR”), which functions as a reference rate or benchmark. It is anticipated that LIBOR will be discontinued at the end of 2021, which may cause increased volatility and illiquidity in the markets for instruments with terms tied to LIBOR or other adverse consequences for these instruments. These events may adversely affect the Fund and its investments in such instruments.
Senior Loans Risk. The Fund may invest in senior secured floating rate loans made to corporations and other non-governmental entities and issuers (“Senior Loans). Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The Fund’s investments in Senior Loans are generally rated below investment grade or unrated but believed by the Adviser to be of below investment grade quality and are considered speculative because of the credit risk of their issuers. The risks associated with such Senior Loans are similar to the risks of other lower grade securities, although Senior Loans are typically senior and secured in contrast to subordinated and unsecured securities. Senior Loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 15

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2020

adjusted for changes in short-term interest rates, investments in Senior Loans generally have less interest rate risk than other lower grade securities, which may have fixed interest rates.
Second Lien Loans Risk. The Fund may invest in “second lien” secured floating rate loans made to public and private corporations and other non-governmental entities and issuers for a variety of purposes (“Second Lien Loans”). Second Lien Loans are second in right of payment to one or more Senior Loans of the related borrower. Second Lien Loans are generally subject to similar risks associated with investment in Senior Loans and other lower grade debt securities. However, Second Lien Loans are second in right of payment to Senior Loans and therefore are subject to the additional risk that the cash flow of the borrower and any property securing the Loan may be insufficient to meet scheduled payments and repayment of principal after giving effect to the senior secured obligations of the borrower. Second Lien Loans are expected to have greater price volatility and exposure to losses upon default than Senior Loans and may be less liquid.
Subordinated Secured Loans Risk. Subordinated secured loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans and below investment grade securities. However, such loans may rank lower in right of payment than any outstanding Senior Loans, Second Lien Loans or other debt instruments with higher priority of the borrower and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments and repayment of principal in the event of default or bankruptcy after giving effect to the higher ranking secured obligations of the borrower. Subordinated secured loans are expected to have greater price volatility than Senior Loans and Second Lien Loans and may be less liquid.
Unsecured Loans Risk. Unsecured loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans, subordinated secured loans and below investment grade securities. However, because unsecured loans have lower priority in right of payment to any higher ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments and repayment of principal after giving effect to any higher ranking obligations of the borrower. Unsecured loans are expected to have greater price volatility than Senior Loans, Second Lien Loans and subordinated secured loans and may be less liquid.
Leverage Risk. The Fund’s use of leverage, through borrowings or instruments such as derivatives, causes the Fund to be more volatile and riskier than if it had not been leveraged. Although the use of leverage by the Fund may create an opportunity for increased return, it also results in additional risks and can magnify the effect of any losses. The effect of leverage in a declining market is likely to cause a greater decline in the net asset value of the Fund than if the Fund were not leveraged, which may

16 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2020

result in a greater decline in the market price of the Fund shares. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed. Recent economic and market events have contributed to severe market volatility and caused severe liquidity strains in the credit markets. If dislocations in the credit markets continue, the Fund’s leverage costs may increase and there is a risk that the Fund may not be able to renew or replace existing leverage on favorable terms or at all. If the cost of leverage is no longer favorable, or if the Fund is otherwise required to reduce its leverage, the Fund may not be able to maintain distributions at historical levels and common shareholders will bear any costs associated with selling portfolio securities. The Fund’s total leverage may vary significantly over time. To the extent the Fund increases its amount of leverage outstanding, it will be more exposed to these risks.
Management Risk. The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies.
Market Risk. The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation. The value of certain investments (e.g., equity securities) tends to fluctuate more dramatically over the shorter term than do the value of other asset classes. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation or expectations about inflation, investor confidence or economic, political, social or financial market conditions, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and other similar events, each of which may be temporary or last for extended periods. For example, the crisis initially caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, which could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty and adversely affect the value of the Fund’s investments and the performance of the Fund. Administrative changes, policy reform and/or changes in law or governmental regulations can result in expropriation or nationalization of the investments of a company in which the Fund invests.
Prepayment Risk. Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected. In this event, the Fund might be forced to forego future interest income on the principal

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2020

repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield. These types of instruments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates.
Structured Finance Investments Risk. The Fund’s structured finance investments may consist of residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) issued by governmental entities and private issuers, asset-backed securities (“ABS”), structured notes, credit-linked notes and other types of structured finance securities. Holders of structured finance investments bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. The Fund may invest in structured finance products collateralized by low grade or defaulted loans or securities. Investments in such structured finance products are subject to the risks associated with below investment grade securities. Such securities are characterized by high risk. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. Structured finance securities are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in structured finance securities may be characterized by the Fund as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances.
Mortgage-Backed Securities (“MBS”) Risk. MBS represent an interest in a pool of mortgages. The risks associated with MBS include: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) risks associated with their structure and execution (including the collateral, the process by which principal and interest payments are allocated and distributed to investors and how credit losses affect the return to investors in such MBS); (3) risks associated with the servicer of the underlying mortgages; (4) adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties; (5) prepayment risk, which can lead to significant fluctuations in the value of the MBS; (6) loss of all or part of the premium, if any, paid; and (7) decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral.
Commercial Mortgage-Backed Securities Risk. CMBS are subject to particular risks, including lack of standardized terms, shorter maturities than residential mortgage loans and providing for payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. In addition, commercial lending generally is viewed as

18 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2020

exposing the lender to a greater risk of loss than residential lending. Economic downturns and other events that limit the activities of and demand for commercial retail and office spaces (such as the current crisis) adversely impact the value of such securities.
Residential Mortgage-Backed Securities Risk. Credit-related risk on RMBS arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. These risks are elevated given the current distressed economic, market, health and labor conditions, notably, increased levels of unemployment, delays and delinquencies in payments of mortgage and rent obligations, and uncertainty regarding the effects and extent of government intervention with respect to mortgage payments and other economic matters.
Asset-Backed Securities Risk. ABS may be particularly sensitive to changes in prevailing interest rates. ABS involve certain risks in addition to those presented by mortgage-backed securities (“MBS”). ABS do not have the benefit of the same security interest in the underlying collateral as MBS and are more dependent on the borrower’s ability to pay and may provide the Fund with a less effective security interest in the related collateral than do MBS. There is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities. The collateral underlying ABS may constitute assets related to a wide range of industries and sectors, such as credit card and automobile receivables or other assets derived from consumer, commercial or corporate sectors. If the economy of the United States deteriorates, defaults on securities backed by credit card, automobile and other receivables may increase, which may adversely affect the value of any ABS owned by the Fund. In addition, these securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-related securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities. ABS collateralized by other types of assets are subject to risks associated with the underlying collateral. These risks are elevated given the currently distressed economic, market, labor and health conditions.
CLO, CDO and CBO Risk. In addition to the general risks associated with debt securities discussed herein, collateralized loan obligations (“CLOs”), collateralized debt obligations (“CDOs”), and collateralized bond obligations (“CBOs”) are subject to additional risks. CLOs, CDOs and CBOs are subject to risks associated with the possibility that distributions from collateral securities will not be

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2020

adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Valuation Risk. The Fund may invest without limitation in unregistered securities, restricted securities and securities for which there is no readily available trading market. It may be difficult for the Fund to purchase and sell a particular investment at the price at which it has been valued by the Fund for purposes of the Fund’s net asset value, causing the Fund to be unable to realize what the Fund believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Based on its investment strategies, a significant portion of the Fund’s investments can be difficult to value and thus particularly prone to the foregoing risks.
In addition to the foregoing risks, investors should note that the Fund reserves the right to merge or reorganize with another fund, liquidate or convert into an open-end fund, in each case subject to applicable approvals by shareholders and the Fund’s Board of Trustees as required by law and the Fund’s governing documents.
This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

20 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

FUND SUMMARY (Unaudited)	May 31, 2020

Fund Statistics
Share Price	$16.20
Net Asset Value	$15.29
Premium to NAV	5.95%
Net Assets ($000)	$648,892

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED MAY 31, 2020

	One	Three	Five	Ten
	Year	Year	Year	Year
Guggenheim Strategic Opportunities Fund
NAV	(2.79%)	3.45%	7.18%	10.11%
Market	(7.96%)	3.05%	6.51%	10.59%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/gof. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 21

FUND SUMMARY (Unaudited) continued	May 31, 2020

Portfolio Breakdown	% of Net Assets
Investments
Senior Floating Rate Interests	38.0%
Corporate Bonds	29.2%
Asset-Backed Securities	19.5%
Collateralized Mortgage Obligations	10.5%
Closed-End Funds	5.6%
U.S. Treasury Bills	2.6%
Exchange-Traded Funds	1.7%
Other	2.3%
Total Investments	109.4%
Call Options Written	(0.5%)
Other Assets & Liabilities, net	(8.9%)
Net Assets	100.0%

Ten Largest Holdings	(% of Total Net Assets)
Morgan Stanley Finance LLC, 1.50%	2.0%
Delta Air Lines, Inc., 7.00%	1.8%
SPDR Bloomberg Barclays High Yield Bond ETF	1.7%
Boeing Co., 5.81%	1.6%
Aesf Vi Verdi LP, 1.80%	1.5%
BlackRock Taxable Municipal Bond Trust	1.0%
ViacomCBS, Inc., 4.95%	1.0%
VB-S1 Issuer LLC, 6.66%	1.0%
Nuveen Taxable Municipal Income Fund	0.9%
TSGE, 6.25%	0.8%
Top Ten Total	13.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.
Portfolio breakdown and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/gof. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

22 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

FUND SUMMARY (Unaudited) continued	May 31, 2020

Portfolio Composition by Quality Rating[1]

% of Total
Rating	Investments
Investments
AAA	3.1%
AA	1.1%
A	8.9%
BBB	14.8%
BB	13.4%
B	25.1%
CCC	4.6%
CC	4.0%
C	0.5%
D	0.0%*
NR2	11.9%
Other Instruments	12.6%
Total Investments	100.0%

*  Less than 0.1%.
1  Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All rated securities have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.
2  NR (not rated) securities do not necessarily indicate low credit quality.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 23

FUND SUMMARY (Unaudited) continued	May 31, 2020

For the year ended May 31, 2020, 60.6% of the distributions were characterized as return of capital and 39.4% of the distributions were characterized as ordinary income. The final determination of the tax character of the distributions paid by the Fund in 2020 will be reported to shareholders in January 2021.

24 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS	May 31, 2020

	Shares	Value

COMMON STOCKS† – 0.2%
Utilities – 0.1%
TexGen Power LLC†††	22,219	$ 666,570

Consumer, Non-cyclical – 0.1%
Chef Holdings, Inc.*,†††,1	4,789	400,817
ATD New Holdings, Inc.*,††	13,571	198,476
Cengage Learning Holdings II, Inc.*,††	11,126	33,378
Targus Group International Equity, Inc.*,†††,1,2	12,989	23,091
Save-A-Lot*,†††,1	15,565	–
Total Consumer, Non-cyclical		655,762

Technology – 0.0%
Qlik Technologies, Inc. – Class A*,†††,1	56	68,267
Qlik Technologies, Inc. – Class B*,†††,1	13,812	–
Total Technology		68,267

Energy – 0.0%
SandRidge Energy, Inc.*	39,565	62,513
Titan Energy LLC*,3	9,603	288
Total Energy		62,801

Industrial – 0.0%
BP Holdco LLC*,†††,1,2	55,076	16,061
Vector Phoenix Holdings, LP*,†††,1	55,076	4,380
Total Industrial		20,441
Total Common Stocks
(Cost $3,252,487)		1,473,841

PREFERRED STOCKS†† – 0.6%
Government – 0.4%
Farmer Mac 5.75%	112,000	2,794,400

Financial – 0.2%
Public Storage 5.40%	41,000	1,055,750
AgriBank FCB 6.88%	4,000	401,000
Total Financial		1,456,750
Total Preferred Stocks
(Cost $4,143,000)		4,251,150

EXCHANGE-TRADED FUNDS† – 1.7%
SPDR Bloomberg Barclays High Yield Bond ETF	106,075	10,818,589
Total Exchange-Traded Funds
(Cost $10,333,095)		10,818,589

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 25

SCHEDULE OF INVESTMENTS continued	May 31, 2020

	Shares	Value

CLOSED-END FUNDS† – 5.6%
BlackRock Taxable Municipal Bond Trust	284,422	$ 6,794,842
Nuveen Taxable Municipal Income Fund	284,599	5,922,505
Nuveen AMT-Free Municipal Credit Income Fund	286,600	4,287,536
BlackRock Corporate High Yield Fund, Inc.	350,804	3,529,088
Invesco Municipal Opportunity Trust	223,701	2,626,250
Invesco Trust for Investment Grade Municipals	203,291	2,451,689
Invesco Municipal Trust	179,952	2,101,839
Invesco Advantage Municipal Income Trust II	158,081	1,644,042
BlackRock Credit Allocation Income Trust	113,944	1,541,663
BlackRock Municipal Income Trust	107,069	1,390,826
Blackstone / GSO Strategic Credit Fund	123,339	1,375,230
Eaton Vance Limited Duration Income Fund	80,135	903,923
Ares Dynamic Credit Allocation Fund, Inc.	62,013	729,893
Nuveen AMT-Free Quality Municipal Income Fund	28,751	398,776
BlackRock Debt Strategies Fund, Inc.	39,371	380,324
Nuveen Quality Municipal Income Fund	23,748	332,235
BlackRock MuniVest Fund, Inc.	23,221	194,128
Total Closed-End Funds
(Cost $36,956,533)		36,604,789

MONEY MARKET FUND† – 1.0%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.10%[4]	6,469,422	6,469,422
Total Money Market Fund
(Cost $6,469,422)		6,469,422

	Face
	Amount~

SENIOR FLOATING RATE INTERESTS††,6 – 38.0%
Consumer, Cyclical – 8.3%
Samsonite IP Holdings SARL
5.50% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 04/25/25	3,050,000	2,957,219
1-800 Contacts
4.08% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 01/22/23	2,569,994	2,499,319
Alexander Mann
4.43% (6 Month GBP LIBOR + 3.75%, Rate Floor: 3.75%) due 12/16/24†††,1	GBP 1,172,865	1,141,657
6.06% (3 Month USD LIBOR + 5.00%, Rate Floor: 5.00%) due 06/16/25†††	1,300,000	1,014,000
World Triathlon Corp.
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 08/15/26†††	2,182,398	2,138,750
BCPE Empire Holdings, Inc.
4.17% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 06/11/26	1,827,608	1,708,814
BGIS (BIFM CA Buyer, Inc.)
4.11% (3 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 06/01/26†††	1,736,875	1,671,742

See notes to financial statements.

26 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2020

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,6 – 38.0% (continued)
Consumer, Cyclical – 8.3% (continued)
Apro LLC
5.00% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 11/14/26	1,316,700	$ 1,290,366
5.00% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 11/16/26	380,000	372,400
WIRB – Copernicus Group, Inc.
5.24% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 01/08/27	1,700,000	1,651,125
Titan US Finco Llc
5.45% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 05/01/26	1,781,398	1,616,619
Packers Sanitation Services, Inc.
4.25% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 12/04/24	1,689,334	1,604,022
Midas Intermediate Holdco II LLC
4.02% (3 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 08/18/21	1,764,788	1,565,967
Power Solutions (Panther)
3.67% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 04/30/26	1,641,750	1,559,662
Shields Health Solutions Holdings LLC
5.17% (1 Month USD LIBOR + 5.00%, Rate Floor: 5.00%) due 08/19/26†††	1,741,250	1,532,300
CPI Acquisition, Inc.
6.38% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 08/17/22	2,021,782	1,478,428
ERM
5.20% (3 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 07/10/26	1,588,000	1,468,900
PT Intermediate Holdings III LLC
6.95% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 10/15/25†††	1,695,750	1,424,430
OEConnection LLC
5.07% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 09/25/26	1,545,050	1,416,811
SHO Holding I Corp.
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 10/27/22	1,289,079	1,005,481
4.42% (1 Month USD LIBOR + 4.00% and 3 Month USD
LIBOR + 4.00%, Rate Floor: 4.00%) due 10/27/21†††,1	474,720	375,029
Accuride Corp.
6.70% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 11/17/23	3,359,341	1,347,096
K & N Parent, Inc.
5.82% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 10/20/23	1,927,973	1,303,309
BBB Industries, LLC
5.58% (3 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 08/01/25	1,626,237	1,301,673
Playtika Holding Corp.
7.07% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 12/09/24	1,237,500	1,236,176
WESCO
5.33% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/14/24†††,1	1,155,737	1,130,542
IBC Capital Ltd.
4.64% (3 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 09/11/23	1,220,765	1,098,689
Cast & Crew Payroll LLC
3.93% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 02/09/26	1,189,748	1,077,709

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 27

SCHEDULE OF INVESTMENTS continued	May 31, 2020

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,6 – 38.0% (continued)
Consumer, Cyclical – 8.3% (continued)
Galls LLC
14.50% (3 Month USD LIBOR + 6.25%, Rate Floor: 7.25%)
(in-kind rate was 7.25%) due 01/31/25†††,1,15	875,756	$ 845,104
7.25% (3 Month USD LIBOR + 6.25%, Rate Floor: 7.25%) due 01/31/24†††,1	112,782	103,790
7.32% (3 Month USD LIBOR + 6.25%, Rate Floor: 7.25%) due 01/31/25†††,1	95,055	91,728
Blue Nile, Inc.
7.50% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 02/17/23	1,725,000	997,619
Prime Security Services Borrower LLC (ADT)
4.25% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 09/23/26	995,000	968,573
EnTrans International, LLC
6.17% (1 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 11/01/24	1,368,750	958,125
Atkins Nutritionals, Inc.
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 07/08/24	969,489	952,523
Recorded Books, Inc.
due 08/29/25	900,000	843,750
CHG Healthcare Services, Inc.
4.07% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 06/07/23	748,846	730,597
AT Home Holding III
4.50% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/03/22	1,092,746	710,285
Nellson Nutraceutical
5.70% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 12/23/21	813,965	681,696
Alterra Mountain Co.
due 08/01/26†††	600,000	594,000
EG Finco Ltd.
5.07% (6 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 02/07/25	293,286	277,155
8.75% (6 Month EURIBOR + 7.75%, Rate Floor: 8.75%) due 04/20/26	EUR 249,505	238,125
Checkers Drive-In Restaurants, Inc.
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 04/25/24	997,731	498,866
NES Global Talent
6.50% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 05/11/23†††	615,815	492,652
Mavis Tire Express Services Corp.
4.70% (3 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 03/20/25	496,661	448,649
Outcomes Group Holdings, Inc.
3.67% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 10/24/25	495,734	442,031
American Tire Distributors, Inc.
7.20% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 09/01/23	425,232	378,456
8.55% (1 Month USD LIBOR + 7.50% and 3 Month USD LIBOR + 7.50%,
Rate Floor: 8.50%) due 09/02/24	82,449	50,019
Drive Chassis (DCLI)
9.56% (3 Month USD LIBOR + 8.25%, Rate Floor: 8.25%) due 04/10/26†††	500,000	427,500

See notes to financial statements.

28 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2020

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,6 – 38.0% (continued)
Consumer, Cyclical – 8.3% (continued)
Aimbridge Acquisition Co., Inc.
5.02% (3 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 02/02/26	497,084	$ 420,036
Zephyr Bidco Ltd.
7.61% (1 Month GBP LIBOR + 7.50%, Rate Floor: 7.50%) due 07/23/26	GBP 360,000	383,759
Sotheby's
6.50% (1 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 01/15/27	347,705	312,354
Intrawest Resorts Holdings, Inc.
2.92% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 07/31/24	299,235	280,907
Landry's Inc.
13.00% (3 Month USD LIBOR + 12.00%, Rate Floor: 13.00%) due 10/04/23	200,000	205,500
Belk, Inc.
7.75% (3 Month USD LIBOR + 6.75%, Rate Floor: 7.75%) due 07/31/25	620,047	178,108
Argo Merchants
5.20% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 12/06/24†††	148,159	134,825
SP PF Buyer LLC
4.67% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 12/22/25	149,246	111,615
Atlantic Aviation FBO, Inc.
3.93% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 12/08/25	100,000	93,625
Petco Animal Supplies, Inc.
4.25% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 01/26/23	38,110	26,275
Total Consumer, Cyclical		53,866,482

Consumer, Non-cyclical – 6.6%
US Foods, Inc.
4.25% (6 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 04/24/25	4,400,000	4,092,000
Bombardier Recreational Products, Inc.
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 05/24/27	3,100,000	3,076,750
Civitas Solutions, Inc.
4.79% (1 Month USD LIBOR + 4.25% and 3 Month USD LIBOR + 4.25%,
Rate Floor: 4.25%) due 03/09/26	2,295,813	2,217,755
5.71% (3 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 03/09/26	104,267	100,722
Packaging Coordinators Midco, Inc.
4.33% (1 Month USD LIBOR + 3.50% and 2 Month USD LIBOR + 3.50%,
Rate Floor: 3.50%) due 07/01/21†††,1	1,338,462	1,288,269
5.08% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 06/30/23	1,024,019	977,938
Endo Luxembourg Finance Co.
5.00% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 04/29/24	2,244,656	2,094,691
Springs Window Fashions
9.57% (3 Month USD LIBOR + 8.50%, Rate Floor: 8.50%) due 06/15/26	1,350,000	1,111,496
5.32% (3 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 06/15/25	892,338	782,286
CPI Holdco LLC
5.70% (3 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 11/04/26	1,930,000	1,864,863
Immucor, Inc.
6.45% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 06/15/21	1,945,000	1,824,663

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 29

SCHEDULE OF INVESTMENTS continued	May 31, 2020

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,6 – 38.0% (continued)
Consumer, Non-cyclical – 6.6% (continued)
Snacking Investments US LLC (Arnott's)
5.00% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 12/18/26	1,695,750	$ 1,648,405
Cambrex Corp.
6.00% (1 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 12/04/26	1,695,750	1,634,279
Diamond (BC) BV
3.76% (1 Month USD LIBOR + 3.00% and 3 Month USD LIBOR + 3.00%,
Rate Floor: 3.00%) due 09/06/24	1,739,210	1,606,160
MDVIP LLC
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 11/14/24†††	1,697,372	1,578,556
PlayPower, Inc.
6.95% (3 Month USD LIBOR + 5.50%, Rate Floor: 5.50%) due 05/08/26	1,809,260	1,429,316
California Cryobank
5.45% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 08/06/25†††	1,529,361	1,376,425
Hearthside Group Holdings LLC
4.17% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 05/23/25	1,431,875	1,373,412
Arctic Glacier Group Holdings, Inc.
4.95% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 03/20/24	1,772,602	1,368,786
ScribeAmerica Intermediate Holdco LLC (Healthchannels)
4.67% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 04/03/25	1,619,965	1,360,770
Confluent Health LLC
5.44% (1 Month USD LIBOR + 5.00% and 3 Month USD LIBOR + 5.00%,
Rate Floor: 5.00%) due 06/24/26	1,588,000	1,349,800
EyeCare Partners LLC
4.82% (3 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 02/18/27	1,418,919	1,291,216
BCPE Eagle Buyer LLC
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 03/18/24	1,456,462	1,270,763
Sierra Acquisition, Inc.
5.00% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 11/11/24	1,421,222	1,211,591
Tecbid US, Inc.
5.20% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 07/25/24	988,890	979,001
CTI Foods Holding Co. LLC
8.77% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%)
(in-kind rate was 3.00%) due 05/03/24†††,1,15	468,586	431,099
10.77% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%)
(in-kind rate was 6.00%) due 05/03/24†††,15	192,379	171,218
Affordable Care Holdings Corp.
6.20% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 10/24/22	804,278	599,187
Certara, Inc.
4.95% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 08/15/24†††	608,054	565,490
Moran Foods LLC
12.18% (3 Month USD LIBOR + 10.75%, Rate Floor: 11.75%) due 10/01/24†††,1	297,594	265,096
1.00% (3 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 04/01/24†††,1	251,869	226,682

See notes to financial statements.

30 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2020

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,6 – 38.0% (continued)
Consumer, Non-cyclical – 6.6% (continued)
Examworks Group, Inc.
3.42% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 01/27/23†††,1	400,000	$ 383,255
4.32% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 07/27/23	98,977	96,565
Kar Nut Products Company LLC
5.50% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 03/31/23†††,1	364,523	359,055
Hoffmaster Group, Inc.
5.45% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 11/21/23	422,558	304,241
Recess Holdings, Inc.
5.20% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 09/30/24	297,710	240,648
Blue Ribbon LLC
5.04% (1 Month USD LIBOR + 4.00% and 3 Month USD LIBOR + 4.00%,
Rate Floor: 5.00%) due 11/15/21	220,000	180,950
Total Consumer, Non-cyclical		42,733,399

Industrial – 6.4%
Alion Science & Technology Corp.
5.50% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 08/19/21	3,112,269	3,075,949
Capstone Logistics
5.57% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 10/07/21	2,613,814	2,463,520
American Bath Group LLC
5.00% (2 Month USD LIBOR + 4.00% and 3 Month USD LIBOR + 4.00%,
Rate Floor: 5.00%) due 09/29/23	2,667,429	2,454,034
StandardAero
4.95% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 04/06/26	2,736,250	2,294,346
ILPEA Parent, Inc.
5.75% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 03/02/23†††	2,458,726	2,286,615
WP CPP Holdings LLC
4.75% (1 Month USD LIBOR + 3.75% and 3 Month USD LIBOR + 3.75%,
Rate Floor: 4.75%) due 04/30/25	2,344,819	2,016,545
Tank Holdings Corp.
3.67% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 03/26/26	1,990,000	1,874,958
STS Operating, Inc. (SunSource)
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 12/11/24	2,043,043	1,820,004
Foundation Building Materials Holding Company LLC
3.17% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 08/13/25	1,728,125	1,630,918
NA Rail Hold Co LLC (Patriot)
6.27% (2 Month USD LIBOR + 5.25%, Rate Floor: 5.25%) due 10/19/26†††	1,700,000	1,606,500
AI Convoy Luxembourg SARL
4.65% (3 Month USD LIBOR + 3.50% and 6 Month USD LIBOR + 3.50%,
Rate Floor: 4.50%) due 01/18/27	1,500,000	1,428,750
Pelican Products, Inc.
4.50% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 05/01/25	1,607,500	1,422,637
API Holdings III Corp.
4.42% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 05/11/26	1,588,000	1,338,557

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 31

SCHEDULE OF INVESTMENTS continued	May 31, 2020

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,6 – 38.0% (continued)
Industrial – 6.4% (continued)
National Technical
7.43% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 06/12/21†††,1	1,358,790	$ 1,304,438
Anchor Packaging LLC
4.17% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 07/20/26	1,347,077	1,279,723
Transcendia Holdings, Inc.
4.57% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 05/30/24	1,764,587	1,182,273
Avison Young (Canada), Inc.
5.85% (3 Month USD LIBOR + 5.00%, Rate Floor: 5.00%) due 01/31/26	1,283,750	1,146,954
Charter Nex US, Inc.
3.42% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 05/16/24	1,177,049	1,142,479
Fortis Solutions Group LLC
6.00% (1 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 12/15/23†††,1	1,144,766	1,106,646
Diversitech Holdings, Inc.
8.95% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 06/02/25	1,000,000	900,000
4.45% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 06/03/24†††	99,235	94,273
SLR Consulting Ltd.
4.98% (6 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 06/23/25†††,1	793,980	740,358
4.97% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 06/23/25†††,1	207,744	193,714
4.98% (1 Month USD LIBOR + 4.00% and 6 Month USD LIBOR + 4.00%,
Rate Floor: 4.00%) due 06/23/25†††,1	39,120	45,041
Bhi Investments LLC
10.67% (3 Month USD LIBOR + 8.75%, Rate Floor: 9.75%) due 02/28/25†††,1	1,000,000	950,000
Duran, Inc.
6.15% (6 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 12/20/24†††,1	539,701	480,805
6.12% (6 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 03/29/24†††,1	492,255	438,536
ProAmpac PG Borrower LLC
9.50% (3 Month USD LIBOR + 8.50%, Rate Floor: 9.50%) due 11/18/24	1,000,000	810,000
Savage Enterprises LLC
3.18% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 08/01/25	780,000	767,325
YAK MAT (YAK ACCESS LLC)
11.20% (3 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26	1,000,000	650,000
BWAY Holding Co.
4.56% (3 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 04/03/24	695,803	632,749
Thermon Group Holdings, Inc.
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 10/30/24†††	639,180	594,437
TricorBraun Holdings, Inc.
5.20% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 11/30/23	586,325	547,481
Dimora Brands, Inc.
4.57% (2 Month USD LIBOR + 3.50% and 3 Month USD LIBOR + 3.50%,
Rate Floor: 4.50%) due 08/24/24†††	486,563	440,340
Titan Acquisition Ltd. (Husky)
4.45% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/28/25	296,123	267,357
Hayward Industries, Inc.
3.67% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 08/05/24	155,528	150,279

See notes to financial statements.

32 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2020

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,6 – 38.0% (continued)
Industrial – 6.4% (continued)
CPM Holdings, Inc.
3.97% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 11/17/25	99,496	$ 80,915
Total Industrial		41,659,456

Technology – 6.4%
Cologix Holdings, Inc.
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 03/20/24	3,150,000	3,012,975
Planview, Inc.
6.25% (1 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 01/27/23†††,1	2,639,375	2,590,912
Datix Bidco Ltd.
5.36% (6 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 04/28/25†††,1	2,001,644	1,987,670
8.61% (6 Month USD LIBOR + 7.75%, Rate Floor: 7.75%) due 04/27/26†††,1	300,111	290,051
Emerald TopCo, Inc. (Press Ganey)
4.26% (1 Month USD LIBOR + 3.50% and 3 Month USD LIBOR + 3.50%,
Rate Floor: 3.50%) due 07/24/26	2,288,500	2,193,527
GlobalFoundries, Inc.
6.25% (3 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 06/05/26	2,332,375	2,180,771
Ministry Brands LLC
5.00% (2 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 12/02/22†††	2,162,540	2,054,414
II-VI, Inc.
3.67% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 09/24/26	1,990,000	1,913,723
Upland Software, Inc.
3.92% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 08/06/26	1,990,000	1,890,500
EIG Investors Corp.
4.75% (1 Month USD LIBOR + 3.75% and 3 Month USD LIBOR + 3.75%,
Rate Floor: 4.75%) due 02/09/23	1,915,395	1,854,735
Brave Parent Holdings, Inc.
4.17% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 04/18/25	1,866,750	1,792,080
Dun & Bradstreet
4.17% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 02/06/26	1,750,000	1,701,140
Cvent, Inc.
3.92% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 11/29/24	1,960,000	1,700,300
TIBCO Software, Inc.
3.93% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 06/30/26	1,750,000	1,681,103
Park Place Technologies LLC
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 03/29/25†††	1,066,060	1,002,096
9.00% (3 Month USD LIBOR + 8.00%, Rate Floor: 9.00%) due 03/30/26†††	680,723	592,229
Project Boost Purchaser LLC
3.67% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 06/01/26	1,691,500	1,582,956
Aston FinCo SARL
4.47% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 10/09/26	1,700,000	1,553,800
Misys Ltd.
4.50% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/13/24	1,687,691	1,530,179
Navicure, Inc.
4.17% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 10/22/26†††	1,541,667	1,491,563

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 33

SCHEDULE OF INVESTMENTS continued	May 31, 2020

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,6 – 38.0% (continued)
Technology – 6.4% (continued)
24-7 Intouch, Inc.
4.92% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 08/25/25†††	1,477,500	$ 1,344,525
Transact Holdings, Inc.
4.92% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 04/30/26	1,343,250	1,185,418
Informatica LLC
3.42% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 02/25/27	1,200,000	1,142,004
Aspect Software, Inc.
6.00% (2 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 01/15/24†††	1,012,442	911,198
6.23% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 07/17/23†††,1	90,707	89,747
CCC Information Services, Inc.
3.18% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 04/27/22†††,1	890,411	848,097
Greenway Health LLC
4.82% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 02/16/24	979,849	734,887
Apttus Corp.
4.20% (3 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 10/02/21†††,1	425,000	416,695
EXC Holdings III Corp.
4.95% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 12/02/24	99,491	95,014
Total Technology		41,364,309

Communications – 3.0%
Xplornet Communications Inc.
due 06/10/27	3,250,000	3,103,750
Trader Interactive
7.57% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 06/17/24†††,1	2,697,388	2,508,571
7.72% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 06/15/23†††,1	46,154	42,640
Conterra Ultra Broadband Holdings, Inc.
4.68% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 04/30/26	1,985,000	1,890,713
Market Track LLC
5.25% (2 Month USD LIBOR + 4.25% and 3 Month USD LIBOR + 4.25%,
Rate Floor: 5.25%) due 06/05/24	2,090,875	1,735,426
Zayo Group Holdings, Inc.
3.17% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/09/27	1,750,000	1,681,103
ProQuest, LLC
3.67% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 10/23/26	1,645,875	1,589,817
Flight Bidco, Inc.
7.67% (1 Month USD LIBOR + 7.50%, Rate Floor: 7.50%) due 07/23/26†††	1,300,000	1,105,000
3.67% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 07/23/25	445,477	416,521
Resource Label Group LLC
5.95% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 05/26/23†††	1,305,130	1,213,771
Liberty Cablevision Of Puerto Rico LLC
5.18% (1 Month USD LIBOR + 5.00%, Rate Floor: 5.00%) due 10/15/26	1,200,000	1,196,004
Authentic Brands
4.95% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 09/27/24	1,250,000	1,091,150
Internet Brands, Inc.
4.82% (3 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 09/13/24	1,041,797	1,006,470

See notes to financial statements.

34 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2020

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,6 – 38.0% (continued)
Communications – 3.0% (continued)
Houghton Mifflin Co.
7.25% (1 Month USD LIBOR + 6.25%, Rate Floor: 7.25%) due 11/22/24	691,250	$ 639,406
McGraw-Hill Global Education Holdings LLC
5.45% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 05/04/22	467,805	397,634
Cengage Learning Acquisitions, Inc.
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/07/23	187,472	151,008
Total Communications		19,768,984

Financial – 2.8%
Nexus Buyer LLC
3.93% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 11/09/26	1,695,750	1,661,835
NFP Corp.
3.42% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 02/15/27	1,694,864	1,588,935
Teneo Holdings LLC
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 07/11/25	1,741,250	1,584,537
Situs AMC Holdings Corp.
5.75% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 06/28/25†††	1,459,243	1,439,316
5.75% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 06/30/25†††	129,730	127,958
Aretec Group, Inc.
4.42% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 10/01/25	1,678,750	1,544,450
StepStone Group LP
5.00% (6 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 03/27/25†††	1,470,000	1,418,550
Jefferies Finance LLC
3.19% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 06/03/26	1,534,500	1,407,428
Claros Mortgage Trust, Inc.
3.47% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 08/10/26	1,492,500	1,343,250
Alliant Holdings Intermediate LLC
3.42% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 05/09/25	992,500	948,334
2.92% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 05/09/25	197,985	188,602
HUB International Ltd.
5.00% (1 Month USD LIBOR + 4.00% and 3 Month USD LIBOR + 4.00%,
Rate Floor: 5.00%) due 04/25/25	997,500	975,086
4.02% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 04/25/25	99,242	95,410
Virtu Financial, Inc.
3.22% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/01/26	1,087,568	1,067,176
USI, Inc.
4.17% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 12/02/26	598,500	579,797
3.17% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 05/16/24	247,462	237,378
AmeriLife Holdings LLC
4.37% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 03/18/27	750,000	690,000
Jane Street Group LLC
3.17% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 01/31/25	494,991	482,616
Citadel Securities LP
2.92% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 02/27/26	399,000	390,190

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 35

SCHEDULE OF INVESTMENTS continued	May 31, 2020

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,6 – 38.0% (continued)
Financial – 2.8% (continued)
Assetmark Financial Holdings, Inc.
4.45% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 11/14/25	358,875	$ 349,903
Northstar Financial Services LLC
4.00% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 05/26/25	392,341	347,222
Total Financial		18,467,973

Basic Materials – 2.7%
ICP Industrial, Inc.
5.07% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 11/03/23†††	2,447,915	2,239,843
American Rock Salt Company LLC
4.50% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 03/21/25	1,896,892	1,830,501
PetroChoice Holdings
6.00% (2 Month USD LIBOR + 5.00% and 3 Month USD LIBOR + 5.00%,
Rate Floor: 6.00%) due 08/19/22	2,013,931	1,654,786
DCG Acquisition Corp.
4.68% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 09/30/26	1,741,858	1,567,672
Pregis TopCo Corp.
4.17% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 07/31/26	1,645,875	1,550,727
Ascend Performance Materials Operations LLC
6.70% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 08/27/26	1,495,000	1,422,119
GrafTech Finance, Inc.
4.50% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 02/12/25	1,483,194	1,416,451
Niacet Corp.
5.50% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 02/01/24†††	1,572,965	1,415,669
Big River Steel LLC
6.45% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 08/23/23	1,524,209	1,387,030
LTI Holdings, Inc.
3.67% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 09/06/25	985,000	862,614
Niacet B.V.
5.50% (1 Month EURIBOR + 4.50%, Rate Floor: 5.50%) due 02/01/24†††	EUR 740,219	739,315
Vectra Co.
3.42% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 03/08/25	545,085	507,202
ASP Chromaflo Dutch I B.V.
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 11/20/23†††	447,700	402,930
Alpha 3 BV
4.45% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 01/31/24	400,000	384,376
ASP Chromaflo Intermediate Holdings, Inc.
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 11/20/23†††	344,300	309,870
Noranda Aluminum Acquisition Corp.
due 02/28/19†††,5	517,932	31,076
Total Basic Materials		17,722,181

See notes to financial statements.

36 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2020

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,6 – 38.0% (continued)
Utilities – 1.5%
Oregon Clean Energy LLC
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 03/02/26	2,401,356	$ 2,269,281
Panda Power
7.95% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 08/21/20	2,338,549	2,148,542
UGI Energy Services, Inc.
3.92% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 08/13/26	1,637,625	1,551,650
Carroll County Energy LLC
4.95% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 02/16/26	1,492,521	1,414,164
Franklin Energy (KAMC Holdings, Inc.)
4.36% (1 Month USD LIBOR + 4.00% and 3 Month USD LIBOR + 4.00%,
Rate Floor: 4.00%) due 08/14/26	1,641,750	1,362,652
EIF Channelview Cogeneration LLC
5.25% (2 Month USD LIBOR + 4.25% and 3 Month USD LIBOR + 4.25%,
Rate Floor: 5.25%) due 05/03/25	800,197	797,197
Total Utilities		9,543,486

Energy – 0.3%
SeaPort Financing LLC
5.68% (1 Month USD LIBOR + 5.50%, Rate Floor: 5.50%) due 10/31/25†††	1,476,914	1,255,377
Summit Midstream Partners, LP
7.00% (1 Month USD LIBOR + 6.00% and 3 Month USD LIBOR + 6.00%,
Rate Floor: 7.00%) due 05/13/22	1,094,653	192,659
Permian Production Partners LLC
due 05/20/24†††,5	1,805,000	90,250
Gavilan Resources LLC
due 03/01/24[5]	990,000	84,150
Total Energy		1,622,436
Total Senior Floating Rate Interests
(Cost $272,472,835)		246,748,706

CORPORATE BONDS†† – 29.2%
Financial – 9.6%
Morgan Stanley Finance LLC
1.50% due 10/23/29[16]	13,500,000	13,216,500
Markel Corp.
6.00%[7,8]	4,770,000	4,770,000
QBE Insurance Group Ltd.
7.50% due 11/24/43[3,8,9]	3,000,000	3,273,000
5.88%[7,8,9]	950,000	972,325
Cushman & Wakefield US Borrower LLC
6.75% due 05/15/28[9]	3,150,000	3,292,380
Bank of America Corp.
6.50%[7,8]	2,000,000	2,155,320
6.30%[7,8]	1,000,000	1,095,000
Charles Schwab Corp.
5.38%[7,8]	3,000,000	3,178,350

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 37

SCHEDULE OF INVESTMENTS continued	May 31, 2020

	Face
	Amount~	Value

CORPORATE BONDS†† – 29.2% (continued)
Financial – 9.6% (continued)
American Equity Investment Life Holding Co.
5.00% due 06/15/27[3]	2,950,000	$ 2,924,502
Lincoln National Corp.
4.38% due 06/15/50[3]	2,560,000	2,765,166
BBC Military Housing-Navy Northeast LLC
6.30% due 10/15/49	2,800,000	2,745,986
Citizens Financial Group, Inc.
5.33% (3 Month USD LIBOR + 3.96%)[6,7]	2,500,000	2,122,550
Assurant, Inc.
4.90% due 03/27/28[3]	1,950,000	2,086,799
Fort Knox Military Housing Privatization Project
5.82% due 02/15/52[9]	1,908,377	1,984,637
First American Financial Corp.
4.00% due 05/15/30[3]	1,740,000	1,864,440
Atlas Mara Ltd.
8.00% due 12/31/20[10]	2,200,000	1,738,000
NFP Corp.
7.00% due 05/15/25[9]	1,600,000	1,660,000
Hunt Companies, Inc.
6.25% due 02/15/26[3,9]	1,675,000	1,474,000
Springleaf Finance Corp.
6.13% due 03/15/24	1,500,000	1,455,450
Newmark Group, Inc.
6.13% due 11/15/23	1,450,000	1,332,071
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.25% due 08/15/24[3,9]	1,500,000	1,305,000
CNB Financial Corp.
5.75% due 10/15/26[8,10]	1,000,000	1,028,878
Fort Benning Family Communities LLC
6.09% due 01/15/51[9]	721,603	829,309
Pacific Beacon LLC
5.63% due 07/15/51[9]	690,331	728,102
Bank of New York Mellon Corp.
4.70%[7,8]	670,000	689,262
Macquarie Bank Ltd.
3.62% due 06/03/30[9]	640,000	652,351
Greystar Real Estate Partners LLC
5.75% due 12/01/25[9]	450,000	423,000
Fort Gordon Housing LLC
6.32% due 05/15/51[9]	200,000	235,872
USI, Inc.
6.88% due 05/01/25[3,9]	150,000	153,688
Oxford Finance LLC / Oxford Finance Company-Issuer II, Inc.
6.38% due 12/15/22[3,9]	41,000	38,950
Total Financial		62,190,888

See notes to financial statements.

38 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2020

	Face
	Amount~	Value

CORPORATE BONDS†† – 29.2% (continued)
Consumer, Cyclical – 6.1%
Delta Air Lines, Inc.
7.00% due 05/01/25[3,9]	11,050,000	$ 11,418,447
Marriott International, Inc.
4.63% due 06/15/30	2,320,000	2,368,394
5.75% due 05/01/25[3]	490,000	531,073
Live Nation Entertainment, Inc.
6.50% due 05/15/27[9]	2,400,000	2,548,500
HP Communities LLC
6.16% due 09/15/53[9]	1,000,000	1,188,655
6.82% due 09/15/53[9]	952,899	1,102,420
Wolverine World Wide, Inc.
6.38% due 05/15/25[9]	2,075,000	2,163,188
Sabre GLBL, Inc.
5.38% due 04/15/23[3,9]	900,000	850,500
9.25% due 04/15/25[9]	750,000	805,312
5.25% due 11/15/23[9]	475,000	448,875
Aramark Services, Inc.
6.38% due 05/01/25[3,9]	1,750,000	1,831,883
5.00% due 02/01/28[9]	110,000	108,350
Hyatt Hotels Corp.
5.75% due 04/23/30[3]	1,690,000	1,781,294
Six Flags Theme Parks, Inc.
7.00% due 07/01/25[9]	1,575,000	1,673,437
Williams Scotsman International, Inc.
6.88% due 08/15/23[3,9]	1,650,000	1,670,625
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[3,9]	1,575,000	1,539,893
Exide Technologies
due 10/31/24†††,5,10,15	2,695,392	1,296,340
JB Poindexter & Company, Inc.
7.13% due 04/15/26[3,9]	1,100,000	1,094,918
Exide International Holdings, LP
15.25% (in-kind rate was 4.50%) due 10/31/21†††,10,15	761,242	643,249
Vail Resorts, Inc.
6.25% due 05/15/25[9]	600,000	630,000
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.75% due 03/01/25[3]	575,000	572,125
Ferguson Finance plc
3.25% due 06/02/30[9]	490,000	494,528
United Airlines Class AA Pass Through Trust
3.45% due 12/01/27	529,198	489,626
Performance Food Group, Inc.
6.88% due 05/01/25[9]	450,000	471,375

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 39

SCHEDULE OF INVESTMENTS continued	May 31, 2020

	Face
	Amount~	Value

CORPORATE BONDS†† – 29.2% (continued)
Consumer, Cyclical – 6.1% (continued)
Reliance Intermediate Holdings, LP
6.50% due 04/01/23[9]	400,000	$ 403,000
Superior Plus Limited Partnership / Superior General Partner, Inc.
7.00% due 07/15/26[3,9]	395,000	402,900
Brookfield Residential Properties Incorporated / Brookfield Residential US Corp.
4.88% due 02/15/30[3,9]	325,000	276,152
Boyd Gaming Corp.
8.63% due 06/01/25[9]	250,000	267,065
Yum! Brands, Inc.
7.75% due 04/01/25[9]	200,000	221,000
Boyne USA, Inc.
7.25% due 05/01/25[9]	150,000	158,625
Party City Holdings, Inc.
6.63% due 08/01/26[10]	544,000	83,640
Total Consumer, Cyclical		39,535,389

Industrial – 4.2%
Boeing Co.
5.81% due 05/01/50[3]	9,400,000	10,665,188
Encore Capital Group, Inc.
5.63% due 08/11/24†††	3,400,000	3,373,380
Great Lakes Dredge & Dock Corp.
8.00% due 05/15/22[3]	1,776,000	1,811,520
Intertape Polymer Group, Inc.
7.00% due 10/15/26[3,9]	1,450,000	1,479,000
JELD-WEN, Inc.
6.25% due 05/15/25[9]	1,350,000	1,390,500
Grinding Media Inc. / MC Grinding Media Canada Inc.
7.38% due 12/15/23[3,9]	1,280,000	1,273,664
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
4.72% (3 Month USD LIBOR + 3.50%) due 07/15/21[3,6,9]	1,225,000	1,215,812
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27†††,1,3,10	1,388,504	1,145,807
Mauser Packaging Solutions Holding Co.
8.50% due 04/15/24[9]	950,000	959,500
Howmet Aerospace, Inc.
6.88% due 05/01/25	800,000	850,019
Cleaver-Brooks, Inc.
7.88% due 03/01/23[3,9]	950,000	795,825
PowerTeam Services LLC
9.03% due 12/04/25[9]	690,000	697,887
GATX Corp.
4.00% due 06/30/30[3]	560,000	579,875
Harsco Corp.
5.75% due 07/31/27[3,9]	500,000	489,345

See notes to financial statements.

40 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2020

	Face
	Amount~	Value

CORPORATE BONDS†† – 29.2% (continued)
Industrial – 4.2% (continued)
Standard Industries, Inc.
5.38% due 11/15/24[9]	400,000	$ 407,000
Glenn Pool Oil & Gas Trust
6.00% due 08/02/21†††	225,111	171,075
EnPro Industries, Inc.
5.75% due 10/15/26	115,000	112,988
Hillman Group, Inc.
6.38% due 07/15/22[9]	40,000	36,029
Total Industrial		27,454,414

Consumer, Non-cyclical – 2.6%
Kraft Heinz Foods Co.
5.20% due 07/15/45	1,250,000	1,283,817
4.38% due 06/01/46	850,000	802,043
US Foods, Inc.
6.25% due 04/15/25[9]	1,950,000	2,020,687
Nathan's Famous, Inc.
6.63% due 11/01/25[3,9]	2,050,000	2,019,250
Vector Group Ltd.
6.13% due 02/01/25[9]	1,725,000	1,686,188
Nielsen Finance LLC / Nielsen Finance Co.
5.00% due 04/15/22[9]	1,650,000	1,647,442
Sotheby's
7.38% due 10/15/27[3,9]	1,700,000	1,547,000
Avanos Medical, Inc.
6.25% due 10/15/22[3]	1,360,000	1,353,200
Jaguar Holding Company II / PPD Development, LP
5.00% due 06/15/28[9]	700,000	726,250
Endo Finance LLC / Endo Finco, Inc.
7.25% due 01/15/22[9]	800,000	696,000
Acadia Healthcare Company, Inc.
5.63% due 02/15/23[3]	600,000	598,374
KeHE Distributors LLC / KeHE Finance Corp.
8.63% due 10/15/26[3,9]	550,000	580,250
Carriage Services, Inc.
6.63% due 06/01/26[3,9]	475,000	496,375
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.
7.88% due 10/01/22[9]	600,000	444,000
Beverages & More, Inc.
11.50% due 06/15/22[3,10]	650,000	419,250
FAGE International S.A. / FAGE USA Dairy Industry, Inc.
5.63% due 08/15/26[9]	200,000	189,000
Endo Dac / Endo Finance LLC / Endo Finco, Inc.
6.00% due 07/15/23[9]	140,000	107,800
Total Consumer, Non-cyclical		16,616,926

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 41

SCHEDULE OF INVESTMENTS continued	May 31, 2020

	Face
	Amount~	Value

CORPORATE BONDS†† – 29.2% (continued)
Communications – 2.3%
ViacomCBS, Inc.
4.95% due 05/19/50[3]	6,390,000	$ 6,573,808
Walt Disney Co.
3.80% due 05/13/60[3]	2,820,000	3,216,259
Altice France S.A.
7.38% due 05/01/26[3,9]	1,660,000	1,747,150
Cengage Learning, Inc.
9.50% due 06/15/24[9]	1,416,000	955,800
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[9]	1,126,000	757,471
Houghton Mifflin Harcourt Publishers, Inc.
9.00% due 02/15/25[3,9]	700,000	623,000
LCPR Senior Secured Financing DAC
6.75% due 10/15/27[3,9]	500,000	520,185
Ziggo Bond Company BV
5.13% due 02/28/30[3,9]	500,000	512,500
Total Communications		14,906,173

Energy – 1.8%
Hess Corp.
5.60% due 02/15/41	1,550,000	1,540,029
6.00% due 01/15/40	1,000,000	993,946
7.13% due 03/15/33	500,000	543,894
CVR Energy, Inc.
5.25% due 02/15/25[3,9]	1,750,000	1,575,000
Husky Energy, Inc.
4.00% due 04/15/24[3]	900,000	899,568
3.95% due 04/15/22[3]	600,000	604,364
Global Partners Limited Partnership / GLP Finance Corp.
7.00% due 08/01/27[3]	1,625,000	1,413,263
Sunoco Logistics Partners Operations, LP
4.25% due 04/01/24[3]	1,000,000	1,042,910
Indigo Natural Resources LLC
6.88% due 02/15/26[9]	895,000	865,912
American Midstream Partners Limited Partnership / American Midstream Finance Corp.
9.50% due 12/15/21[9]	895,000	805,500
Buckeye Partners, LP
4.35% due 10/15/24[3]	750,000	731,250
Antero Resources Corp.
5.13% due 12/01/22	221,000	154,700
5.63% due 06/01/23	250,000	145,000
FLNG Liquefaction 2 LLC
4.13% due 03/31/38[10]	266,970	225,898

See notes to financial statements.

42 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2020

	Face
	Amount~	Value

CORPORATE BONDS†† – 29.2% (continued)
Energy – 1.8% (continued)
Basic Energy Services, Inc.
10.75% due 10/15/23[3,10]	500,000	$ 205,075
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.
5.50% due 08/15/22	200,000	96,000
Schahin II Finance Co. SPV Ltd.
due 09/25/22[5,9]	1,216,133	76,008
Unit Corp.
due 05/15/21[5]	343,000	34,300
Total Energy		11,952,617

Basic Materials – 1.6%
United States Steel Corp.
12.00% due 06/01/25[9]	4,780,000	4,785,975
BHP Billiton Finance USA Ltd.
6.75% due 10/19/75[3,8,9]	2,450,000	2,809,832
Neon Holdings, Inc.
10.13% due 04/01/26[3,9]	1,153,000	1,109,763
Kaiser Aluminum Corp.
6.50% due 05/01/25[9]	1,050,000	1,077,562
Arconic Corp.
6.00% due 05/15/25[9]	350,000	362,617
Mirabela Nickel Ltd.
due 06/24/19[5,10]	1,388,176	69,409
Total Basic Materials		10,215,158

Utilities – 0.6%
Terraform Global Operating LLC
6.13% due 03/01/26[9]	1,630,000	1,605,550
AES Corp.
3.95% due 07/15/30[9]	1,430,000	1,435,649
Petershill II Senior Secured Notes
5.00% due 12/02/39†††,1	1,000,000	903,181
Total Utilities		3,944,380

Technology – 0.4%
NCR Corp.
6.13% due 09/01/29[9]	600,000	597,222
8.13% due 04/15/25[9]	525,000	565,031
6.38% due 12/15/23[3]	200,000	204,478
Boxer Parent Company, Inc.
7.13% due 10/02/25[9]	1,100,000	1,161,875
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc.
5.75% due 03/01/25[9]	400,000	399,428
Total Technology		2,928,034
Total Corporate Bonds
(Cost $191,659,248)		189,743,979

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 43

SCHEDULE OF INVESTMENTS continued	May 31, 2020

	Face
	Amount~	Value

ASSET-BACKED SECURITIES†† – 19.5%
Collateralized Loan Obligations – 10.9%
Golub Capital Partners CLO Ltd.
2018-36A, 2.64% (3 Month USD LIBOR + 2.10%, Rate Floor: 0.00%) due 02/05/31[6,9]	5,000,000	$ 4,087,527
2018-39A, 3.34% (3 Month USD LIBOR + 2.20%, Rate Floor: 2.20%) due 10/20/28[6,9]	2,500,000	2,394,172
2018-25A, 2.44% (3 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 05/05/30[6,9]	2,500,000	2,263,682
2017-16A, 3.99% (3 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 07/25/29[6,9]	1,500,000	1,352,415
Diamond CLO Ltd.
2018-1A, 4.80% (3 Month USD LIBOR + 3.70%, Rate Floor: 3.70%) due 07/22/30[6,9]	3,000,000	2,533,696
2018-1A, 3.70% (3 Month USD LIBOR + 2.60%, Rate Floor: 2.60%) due 07/22/30[6,9]	2,500,000	2,280,627
Mountain Hawk II CLO Ltd.
2018-2A, 3.49% (3 Month USD LIBOR + 2.35%, Rate Floor: 0.00%) due 07/20/24[6,9]	3,000,000	2,849,179
2013-2A, 4.29% (3 Month USD LIBOR + 3.15%, Rate Floor: 0.00%) due 07/22/24[6,9]	1,750,000	1,575,625
LoanCore Issuer Ltd.
2019-CRE2, 1.68% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 05/15/36[6,9]	4,750,000	4,276,439
Fortress Credit Opportunities IX CLO Ltd.
2017-9A, 3.04% (3 Month USD LIBOR + 2.65%, Rate Floor: 0.00%) due 11/15/29[6,9]	4,000,000	3,551,868
Marathon CRE Ltd.
2018-FL1, 3.18% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 06/15/28[6,9]	3,000,000	2,681,070
Monroe Capital CLO Ltd.
2017-1A, 4.70% (3 Month USD LIBOR + 3.60%, Rate Floor: 0.00%) due 10/22/26[6,9]	1,750,000	1,511,753
2017-1A, 3.50% (3 Month USD LIBOR + 2.40%, Rate Floor: 0.00%) due 10/22/26[6,9]	1,250,000	1,155,821
FDF I Ltd.
2015-1A, 6.88% due 11/12/30[9]	2,000,000	1,738,520
2015-1A, 7.50% due 11/12/30[10]	1,000,000	860,467
FDF II Ltd.
2016-2A, 7.70% due 05/12/31[10]	3,000,000	2,582,872
Denali Capital CLO XI Ltd.
2018-1A, 3.29% (3 Month USD LIBOR + 2.15%, Rate Floor: 0.00%) due 10/20/28[6,9]	2,400,000	2,194,013
Hull Street CLO Ltd.
2017-1A, 3.84% (3 Month USD LIBOR + 2.70%, Rate Floor: 0.00%) due 10/18/26[6,9]	2,200,000	2,086,268
Newstar Commercial Loan Funding LLC
2017-1A, 6.22% (3 Month USD LIBOR + 5.10%, Rate Floor: 0.00%) due 03/20/27[6,9]	2,000,000	1,826,493
2017-1A, 4.62% (3 Month USD LIBOR + 3.50%, Rate Floor: 0.00%) due 03/20/27[6,9]	250,000	238,474
Avery Point VI CLO Ltd.
2018-6A, 2.54% (3 Month USD LIBOR + 2.00%, Rate Floor: 0.00%) due 08/05/27[6,9]	2,000,000	1,956,644
MP CLO VIII Ltd.
2018-2A, 2.79% (3 Month USD LIBOR + 1.90%, Rate Floor: 0.00%) due 10/28/27[6,9]	2,000,000	1,897,247
Marathon CLO V Ltd.
2017-5A, 2.22% (3 Month USD LIBOR + 1.85%) due 11/21/27[6,9]	2,017,730	1,777,033
2013-5A, due 11/21/27[9,11]	3,566,667	88,090
NewStar Clarendon Fund CLO LLC
2015-1A, 5.34% (3 Month USD LIBOR + 4.35%, Rate Floor: 0.00%) due 01/25/27[6,9]	1,500,000	1,338,158
2019-1A, 4.04% (3 Month USD LIBOR + 3.05%, Rate Floor: 0.00%) due 01/25/27[6,9]	550,000	518,571
Exantas Capital Corporation Ltd.
2018-RSO6, 2.68% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 06/15/35[6,9]	1,800,000	1,689,209

See notes to financial statements.

44 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2020

	Face
	Amount~	Value

ASSET-BACKED SECURITIES†† – 19.5% (continued)
Collateralized Loan Obligations – 10.9% (continued)
Hunt CRE Ltd.
2017-FL1, 3.48% (1 Month USD LIBOR + 3.30%, Rate Floor: 0.00%) due 08/15/34[6,9]	1,800,000	$ 1,679,508
Cent CLO 19 Ltd.
2013-19A, 4.14% (3 Month USD LIBOR + 3.30%, Rate Floor: 0.00%) due 10/29/25[6,9]	1,750,000	1,611,445
Avery Point II CLO Ltd.
2013-3X COM, due 01/18/25[11]	2,350,912	1,550,415
Dryden 50 Senior Loan Fund
2017-50A, due 07/15/30[9,11]	3,555,000	1,494,614
Treman Park CLO Ltd.
2015-1A, due 10/20/28[9,11]	2,000,000	1,438,335
OHA Credit Partners IX Ltd.
2013-9A, due 10/20/25[9,11]	1,823,852	1,386,641
Dryden Senior Loan Fund
due 01/15/31[11]	2,998,799	1,335,830
Atlas Senior Loan Fund IX Ltd.
2018-9A, 2.94% (3 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 04/20/28[6,9]	700,000	639,934
2018-9A, due 04/20/28[3,9,11]	2,600,000	477,381
Voya CLO Ltd.
2013-1A, due 10/15/30[9,11]	3,000,000	983,016
Jackson Mill CLO Ltd.
2018-1A, 3.07% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 04/15/27[6,9]	1,000,000	945,523
MMCF CLO LLC
2019-2A, 3.62% (3 Month USD LIBOR + 2.40%) due 04/15/29[6,9]	950,000	903,013
Dryden 41 Senior Loan Fund
2015-41A, due 04/15/31[9,11]	1,250,000	578,069
Great Lakes CLO Ltd.
2014-1A, due 10/15/29[9,11]	1,153,846	475,822
Dryden 37 Senior Loan Fund
2015-37A, due 01/15/31[9,11]	1,050,000	467,728
Carlyle Global Market Strategies CLO Ltd.
2012-3A, due 01/14/32[9,11]	2,600,000	436,628
Venture XIII CLO Ltd.
2013-13A, due 09/10/29[9,11]	1,500,000	310,665
KVK CLO Ltd.
2013-1A, due 01/14/28[3,9,11]	2,300,000	295,327
A10 Permanent Asset Financing LLC
2017-II, 6.24% (WAC) due 06/15/51†††,1,6,9	250,000	233,809
Babson CLO Ltd.
2014-IA, due 07/20/25[9,11]	3,000,000	116,400
West CLO Ltd.
2013-1A, due 11/07/25[9,11]	1,350,000	15,255
Total Collateralized Loan Obligations		70,681,291

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 45

SCHEDULE OF INVESTMENTS continued	May 31, 2020

	Face
	Amount~	Value

ASSET-BACKED SECURITIES†† – 19.5% (continued)
Transport-Aircraft – 2.5%
AASET Trust
2019-2, 4.46% due 10/16/39[9]	3,857,403	$ 2,023,379
2020-1A, 4.34% due 01/16/40[9]	1,959,012	1,018,700
2019-1, 4.95% due 05/15/39[9]	1,785,783	941,895
2019-1, 3.84% due 05/15/39[9]	886,971	734,404
Castlelake Aircraft Securitization Trust
2018-1, 4.13% due 06/15/43[9]	3,649,896	2,934,811
due 12/31/30†††,1	3,054,105	490,173
AASET US Ltd.
2018-2A, 5.43% due 11/18/38[9]	2,630,693	1,400,691
GAIA Aviation Ltd.
2019-1, 3.97% due 12/15/44[9,12]	1,702,056	1,341,174
KDAC Aviation Finance Ltd.
2017-1A, 4.21% due 12/15/42[9]	1,540,441	1,265,889
Falcon Aerospace Ltd.
2017-1, 6.30% due 02/15/42[9]	1,191,926	837,515
2019-1, 3.60% due 09/15/39[9]	332,045	257,083
Sapphire Aviation Finance II Ltd.
2020-1A, 4.34% due 03/15/40[9]	2,000,000	941,245
Stripes Aircraft Ltd.
2013-1 A1, 3.67% due 03/20/23†††	862,804	855,824
Sapphire Aviation Finance I Ltd.
2018-1A, 4.25% due 03/15/40[9]	946,574	785,389
Turbine Engines Securitization Ltd.
2013-1A, 6.38% due 12/13/48[10]	455,390	249,267
MAPS Ltd.
2019-1A, 4.46% due 03/15/44[9]	225,860	183,757
Airplanes Pass Through Trust
2001-1A, due 03/15/19†††,5,10	6,677,317	668
Total Transport-Aircraft		16,261,864

Financial – 2.4%
Aesf Vi Verdi LP
1.80% due 11/25/24†††	EUR 9,000,000	9,551,486
Madison Avenue Secured Funding Trust
2019-1, 1.72% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 11/11/20†††,6,9	3,300,000	3,300,000
Nassau LLC
2019-1, 3.98% due 08/15/34[9]	2,029,251	1,916,394
NCBJ
2015-1A, 5.88% due 07/08/22†††,1	729,298	699,401
Total Financial		15,467,281

See notes to financial statements.

46 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2020

	Face
	Amount~	Value

ASSET-BACKED SECURITIES†† – 19.5% (continued)
Infrastructure – 1.2%
VB-S1 Issuer LLC
2020-1A, 6.66% due 06/15/50[9]	6,300,000	$ 6,319,132
Secured Tenant Site Contract Revenue Notes Series
2018-1A, 5.92% due 06/15/48[9]	1,933,683	1,698,342
Total Infrastructure		8,017,474

Whole Business – 1.1%
TSGE
2017-1, 6.25% due 09/25/31†††,1	5,000,000	4,997,012
Taco Bell Funding LLC
2018-1A, 4.32% due 11/25/48[9]	985,000	1,004,976
Wingstop Funding LLC
2018-1, 4.97% due 12/05/48[9]	990,000	1,002,988
Total Whole Business		7,004,976

Net Lease – 0.4%
CARS-DB4, LP
2020-1A, 4.95% due 02/15/50[9]	2,750,000	2,414,977

Transport-Container – 0.3%
Textainer Marine Containers V Ltd.
2017-1A, 3.72% due 05/20/42[9]	1,555,402	1,524,152
Global SC Finance II SRL
2013-1A, 2.98% due 04/17/28[9]	583,333	579,989
Total Transport-Container		2,104,141

Insurance – 0.3%
LTCG Securitization Issuer LLC
2018-A, 4.59% due 06/15/48[9]	1,769,902	1,767,448
CBC Insurance Revenue Securitization LLC
2016-1, 5.25% due 07/15/46[10]	329,978	310,628
Total Insurance		2,078,076

Diversified Payment Rights – 0.2%
Bib Merchant Voucher Receivables Ltd.
4.18% due 04/07/28†††,1	1,100,000	1,039,554

Collateralized Debt Obligations – 0.1%
Anchorage Credit Funding 4 Ltd.
2016-4A, 5.50% due 02/15/35[9]	1,000,000	840,438

Automotive – 0.1%
Hertz Vehicle Financing LLC
3.29% due 02/25/24	250,000	241,297
2016-2A, 2.95% due 03/25/22[9]	150,000	144,842
Total Automotive		386,139

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 47

SCHEDULE OF INVESTMENTS continued	May 31, 2020

	Face
	Amount~	Value

ASSET-BACKED SECURITIES†† – 19.5% (continued)
Transport-Rail – 0.0%
Trinity Rail Leasing, LP
2009-1A, 6.66% due 11/16/39[9]	148,703	$ 160,424
Total Asset-Backed Securities
(Cost $150,757,255)		126,456,635

COLLATERALIZED MORTGAGE OBLIGATIONS†† – 10.5%
Residential Mortgage Backed Securities – 8.0%
WaMu Asset-Backed Certificates WaMu Series
2007-HE4, 0.34% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 07/25/47[6]	2,169,540	1,620,142
2007-HE2, 0.42% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 04/25/37[6]	3,183,738	1,474,757
2007-HE2, 0.53% (1 Month USD LIBOR + 0.36%, Rate Floor: 0.36%) due 04/25/37[6]	2,037,592	968,785
2007-HE4, 0.42% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 07/25/47[6]	1,270,737	819,997
2007-HE2, 0.36% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37[6]	1,655,544	755,820
Lehman XS Trust Series
2006-18N, 0.35% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 12/25/36[6]	4,228,144	3,895,517
2006-16N, 0.38% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 11/25/46[6]	1,782,491	1,647,261
LSTAR Securities Investment Limited
2019-5, 1.87% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 11/01/24[6,9]	4,386,578	4,295,996
Ameriquest Mortgage Securities Trust
2006-M3, 0.34% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 10/25/36[6]	4,381,682	2,672,510
2006-M3, 0.27% (1 Month USD LIBOR + 0.10%, Rate Floor: 0.10%) due 10/25/36[6]	2,221,413	898,153
Morgan Stanley ABS Capital I Incorporated Trust
2006-HE8, 0.39% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 10/25/36[6]	3,376,068	1,708,953
2007-HE4, 0.40% (1 Month USD LIBOR + 0.23%, Rate Floor: 0.23%) due 02/25/37[6]	3,638,824	1,432,922
RALI Series Trust
2006-QO6, 0.35% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 06/25/46[6]	6,478,684	2,215,543
2006-QO6, 0.40% (1 Month USD LIBOR + 0.23%, Rate Floor: 0.23%) due 06/25/46[6]	2,049,741	724,764
LSTAR Securities Investment Trust
2019-1, 2.07% (1 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 03/01/24[6,9]	2,885,499	2,868,025
Long Beach Mortgage Loan Trust
2006-8, 0.26% (1 Month USD LIBOR + 0.09%, Rate Floor: 0.09%) due 09/25/36[6]	4,601,492	1,668,566
2006-1, 0.36% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 02/25/36[6]	1,356,463	1,115,551
ACE Securities Corporation Home Equity Loan Trust Series
2005-HE2, 1.19% (1 Month USD LIBOR + 1.02%, Rate Floor: 0.68%) due 04/25/35[6]	2,000,000	1,921,248
2007-ASP1, 0.37% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 03/25/37[6]	1,526,722	842,961
Morgan Stanley IXIS Real Estate Capital Trust
2006-2, 0.39% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 11/25/36[6]	3,131,392	1,379,080
2006-2, 0.32% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 11/25/36[6]	2,066,718	897,340
Home Equity Mortgage Loan Asset-Backed Trust Series INABS
2006-E, 0.38% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 04/25/37[6]	3,162,006	2,243,408
JP Morgan Mortgage Acquisition Trust
2006-WMC3, 0.41% (1 Month USD LIBOR + 0.24%, Rate Floor: 0.24%) due 08/25/36[6]	2,605,669	1,946,671
Citigroup Mortgage Loan Trust, Inc.
2007-AMC3, 0.52% (1 Month USD LIBOR + 0.35%, Rate Floor: 0.35%) due 03/25/37[6]	2,298,458	1,932,872

See notes to financial statements.

48 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2020

	Face
	Amount~	Value

COLLATERALIZED MORTGAGE OBLIGATIONS†† – 10.5% (continued)
Residential Mortgage Backed Securities – 8.0% (continued)
GSAA Home Equity Trust
2006-16, 0.34% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 10/25/36[6]	4,754,600	$ 1,857,324
American Home Mortgage Assets Trust
2006-6, 0.38% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 12/25/46[6]	2,298,035	1,778,836
Master Asset Backed Securities Trust
2006-WMC3, 0.33% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 08/25/36[6]	3,718,969	1,578,618
IXIS Real Estate Capital Trust
2007-HE1, 0.28% (1 Month USD LIBOR + 0.11%, Rate Floor: 0.11%) due 05/25/37[6]	2,505,571	746,693
2007-HE1, 0.23% (1 Month USD LIBOR + 0.06%, Rate Floor: 0.06%) due 05/25/37[6]	2,520,277	740,092
Morgan Stanley Mortgage Loan Trust
2006-9AR, 0.32% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 08/25/36[6]	3,559,027	1,451,343
First NLC Trust
2007-1, 0.45% (1 Month USD LIBOR + 0.28%, Rate Floor: 0.28%) due 08/25/37[6,9]	1,498,874	844,334
GSAA Trust
2007-3, 0.34% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 03/25/47[6]	1,751,944	703,070
TBW Mortgage Backed Pass-Through Certificates
2006-6, 6.04% due 01/25/37	9,153	3,731
Total Residential Mortgage Backed Securities		51,650,883

Military Housing – 2.3%
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 5.49% (WAC) due 11/25/52[6,10]	3,672,621	3,311,434
2015-R1, 1.94% (WAC) due 11/25/55[6,9,13]	41,885,749	3,000,272
2015-R1, 0.65% (WAC) due 11/25/52[6,9,13]	34,428,637	2,090,744
GMAC Commercial Mortgage Asset Corp.
2004-POKA, 6.36% due 09/10/44†††,9	3,500,000	4,210,076
Capmark Military Housing Trust
2007-AETC, 5.75% due 02/10/52[9]	1,579,329	1,537,445
2007-AET2, 6.06% due 10/10/52[9]	472,741	515,846
Total Military Housing		14,665,817

Commercial Mortgage Backed Securities – 0.2%
GS Mortgage Securities Corporation Trust
2020-DUNE, 2.68% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 12/15/36[6,9]	2,000,000	1,571,717
Total Collateralized Mortgage Obligations
(Cost $77,223,813)		67,888,417

U.S. TREASURY BILLS†† – 2.6%
U.S. Treasury Bills
0.01% due 08/20/20[3,14]	6,000,000	5,998,033
0.04% due 12/31/20[3,14]	4,000,000	3,995,888
0.01% due 09/24/20[3,14]	3,000,000	2,998,395
0.11% due 03/25/21[14]	3,000,000	2,995,112
0.17% due 08/06/20[3,14]	600,000	599,841
1.46% due 06/25/20[3,14]	200,000	199,984
Total U.S. Treasury Bills
(Cost $16,795,651)		16,787,253

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 49

SCHEDULE OF INVESTMENTS continued	May 31, 2020

	Face
	Amount~	Value

SENIOR FIXED RATE INTERESTS†† – 0.1%
Communications – 0.1%
MHGE Parent LLC
11.00% due 04/20/22†††,1	900,000	$ 584,338
Total Senior Fixed Rate Interests
(Cost $889,334)		584,338

MUNICIPAL BONDS†† – 0.1%
Oklahoma – 0.1%
Oklahoma Development Finance Authority Revenue Bonds
5.45% due 08/15/28	400,000	463,184
Total Municipal Bonds
(Cost $400,000)		463,184

	Notional Value/
	Contracts

OTC OPTIONS PURCHASED†† – 0.3%
Put options on:
Citibank N.A., New York 2Y-10 CMS CAP
Expiring July 2022 with strike price of $0.40	441,000,000	1,203,930
Bank of America, N.A 2Y-10 CMS CAP
Expiring July 2022 with strike price of $0.61	165,000,000	288,750
Bank of America, N.A. 2Y-10 CMS CAP
Expiring July 2022 with strike price of $0.40	53,000,000	144,690
Total OTC Options Purchased
(Cost $1,391,950)		1,637,370
Total Investments – 109.4%
(Cost $772,744,623)		$ 709,927,673

LISTED OPTIONS WRITTEN† – (0.5)%
Call options on:
S&P 500 Index
Expiring June 2020 with strike price of $2,840.00 (Notional Value $44,142,495)	145	(3,378,500)
Total Listed Options Written
(Premiums received $1,435,172)		(3,378,500)
Other Assets & Liabilities, net – (8.9)%		(57,657,102)
Total Net Assets – 100.0%		$ 648,892,071

FUTURES CONTRACTS

				Value and
	Number of		Notional	Unrealized
Description	Contracts	Expiration Date	Amount	Appreciation**

EQUITY FUTURES CONTRACTS PURCHASED†
S&P 500 Index Mini Futures Contracts	290	Jun 2020	$44,058,250	$ 8,269,276

See notes to financial statements.

50 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2020

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS PROTECTION SOLD††

			Protection					Upfront
			Premium	Payment	Maturity	Notional		Premiums	Unrealized
Counterparty	Exchange	Index	Rate	Frequency	Date	Amount	Value	Received	Appreciation**
BofA Securities,
Inc.	ICE	CDX.NA.HY.34.V3	5.00%	Quarterly	06/20/25	$15,876,000	$ (292,118)	$ (327,639)	$ 35,521
BofA Securities,
Inc.	ICE	CDX.NA.HY.33.V6	5.00%	Quarterly	12/20/24	24,225,000	(491,005)	(1,985,749)	1,494,744
							$ (783,123)	$(2,313,388)	$1,530,265

TOTAL RETURN SWAP AGREEMENTS

Value and
		Financing	Payment	Maturity		Notional	Unrealized
Counterparty	Index	Rate Pay	Frequency	Date	Units	Amount	Appreciation
OTC Fixed Income Index Swap Agreements††
Goldman Sachs	iShares iBoxx
International	$ High Yield	0.36% (3 Month	At Maturity	08/03/20	451,630	$37,223,345	$898,744
	Corporate	USD LIBOR - 0.20%)
Bond ETF

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††

					Value at	Unrealized
			Settlement	Settlement	May 31,	Appreciation
Counterparty	Contracts to Sell	Currency	Date	Value	2020	(Depreciation)
Citibank N.A., New York	11,240,000	BRL	07/01/21	$ 2,716,437	$ 2,101,052	$ 615,385
Goldman Sachs International	5,420,000	BRL	07/01/20	1,407,427	1,015,244	392,183
Citibank N.A., New York	4,440,000	BRL	07/01/20	1,143,623	831,676	311,947
Goldman Sachs International	5,700,000	BRL	07/01/21	1,335,364	1,065,480	269,884
JPMorgan Chase Bank, N.A.	3,000,000	BRL	07/01/21	712,674	560,779	151,895
JPMorgan Chase Bank, N.A.	407,203,500	JPY	09/01/20	3,870,645	3,781,451	89,194
Goldman Sachs International	16,654,900	ILS	04/30/21	4,882,148	4,804,034	78,114
Citibank N.A., New York	379,189,500	JPY	06/01/20	3,587,277	3,516,223	71,054
Goldman Sachs International	5,707,550	ILS	01/31/22	1,691,893	1,653,303	38,590
Bank of America, N.A.	4,363,200	ILS	04/30/21	1,293,950	1,258,546	35,404
Bank of America, N.A.	166,083,000	JPY	06/22/20	1,570,821	1,540,562	30,259
Bank of America, N.A.	749,320	EUR	06/15/20	861,699	831,782	29,917
Morgan Stanley Capital Services LLC	9,018,000	EUR	06/30/20	10,041,273	10,013,494	27,779
Goldman Sachs International	660,240	EUR	06/15/20	759,659	732,899	26,760
Goldman Sachs International	4,841,027	ILS	02/01/21	1,410,169	1,391,672	18,497
JPMorgan Chase Bank, N.A.	60,430,200	JPY	06/01/20	571,147	560,369	10,778
Goldman Sachs International	6,723,951	JPY	06/22/20	63,634	62,370	1,264
Goldman Sachs International	136,000	GBP	06/16/20	166,150	167,938	(1,788)
Bank of America, N.A.	1,138,000	GBP	06/16/20	1,397,276	1,405,242	(7,966)
JPMorgan Chase Bank, N.A.	864,000	EUR	06/16/20	938,355	959,102	(20,747)
						$ 2,168,403

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 51

SCHEDULE OF INVESTMENTS continued	May 31, 2020

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS†† (continued)

					Value at	Unrealized
			Settlement	Settlement	May 31,	Appreciation
Counterparty	Contracts to Buy	Currency	Date	Value	2020	(Depreciation)
Goldman Sachs International	21,018,100	ILS	04/30/21	$ 5,892,376	$ 6,062,580	$ 170,204
Goldman Sachs International	5,707,550	ILS	01/31/22	1,554,802	1,653,304	98,502
Goldman Sachs International	4,841,027	ILS	02/01/21	1,354,445	1,391,672	37,227
Bank of America, N.A.	166,083,000	JPY	06/22/20	1,517,988	1,540,563	22,575
JPMorgan Chase Bank, N.A.	375,000	EUR	06/30/20	411,246	416,396	5,150
JPMorgan Chase Bank, N.A.	6,723,951	JPY	06/22/20	60,752	62,370	1,618
Barclays Bank plc	1,409,560	EUR	06/15/20	1,578,235	1,564,681	(13,554)
Citibank N.A., New York	4,930,000	BRL	07/01/20	961,670	923,460	(38,210)
Morgan Stanley Capital Services LLC	4,930,000	BRL	07/01/20	983,482	923,460	(60,022)
Citibank N.A., New York	19,940,000	BRL	07/01/21	3,831,370	3,727,310	(104,060)
Citibank N.A., New York	439,619,700	JPY	06/01/20	4,220,558	4,076,592	(143,966)
JPMorgan Chase Bank, N.A.	407,203,500	JPY	09/01/20	3,944,471	3,781,451	(163,020)
						$ (187,556)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 6.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 6.
†††	Value determined based on Level 3 inputs — See Note 6.
1	Security was fair valued by the Valuation Committee at May 31, 2020. The total market value of fair valued securities amounts to $31,281,118, (cost $33,531,939) or 4.8% of total net assets.
2	Affiliated issuer.
3
All or a portion of these securities have been physically segregated in connection with futures contracts, options, borrowings, reverse repurchase agreements and unfunded loan commitments. As of May 31, 2020, the total value of segregated securities was $99,311,185.

4	Rate indicated is the 7-day yield as of May 31, 2020.
5	Security is in default of interest and/or principal obligations.
6
Variable rate security. Rate indicated is the rate effective at May 31, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

7	Perpetual maturity.
8	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
9
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $216,672,292 (cost $233,432,637), or 33.4% of total net assets.

See notes to financial statements.

52 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2020

10
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $14,170,882 (cost $24,286,712), or 2.2% of total net assets — See Note 12.

11	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
12	Security is a step down bond, with a 3.97% coupon rate until November 14, 2026. Future rate is 2.00% with a reset date of November 15, 2026.
13	Security is an interest-only strip.
14	Rate indicated is the effective yield at the time of purchase.
15	Payment in-kind security
16
Variable rate security. Rate indicated is the rate effective at May 31, 2020. The rate is linked to the volatility- adjusted performance of the series 1 securities due 2069 of the underlying company, Alphas Managed Accounts Platform LXXIX Limited.

BofA	Bank of America
BRL	Brazilian Real
CDX.NA.HY.33.V6	Credit Default Swap North American High Yield Series 33 Index
CDX.NA.HY.34.V3	Credit Default Swap North American High Yield Series 34 Index
CMS	Constant Maturity Swap
EURIBOR	European Interbank Offered Rate
EUR	Euro
GBP	British Pound
ICE	Intercontinental Exchange
ILS	Israeli New Shekel
JPY	Japanese Yen
LIBOR	London Interbank Offered Rate
plc	Public Limited Company
SARL	Société à Responsabilité Limitée
WAC	Weighted Average Coupon

See Sector Classification in Other Information section.
See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 53

SCHEDULE OF INVESTMENTS continued	May 31, 2020

Country Diversification
% of Long-Term
Country	Investments
United States	92.0%
Cayman Islands	4.7%
Netherlands	1.0%
Canada	0.9%
Australia	0.6%
United Kingdom	0.3%
France	0.2%
Other	0.3%
Total Long-Term Investments	100.0%

The following table summarizes the inputs used to value the Fund's investments at May 31, 2020 (See Note 6 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
Investments in	Level 1	Observable	Unobservable
Securities (Assets)	Quoted Prices	Inputs	Inputs	Total
Common Stocks	$62,801	$231,854	$1,179,186	$1,473,841
Preferred Stocks	—	4,251,150	—	4,251,150
Exchange-Traded Funds	10,818,589	—	—	10,818,589
Closed-End Funds	36,604,789	—	—	36,604,789
Money Market Fund	6,469,422	—	—	6,469,422
Senior Floating Rate Interests	—	188,744,476	58,004,230	246,748,706
Corporate Bonds	—	182,210,947	7,533,032	189,743,979
Asset-Backed Securities	—	105,288,708	21,167,927	126,456,635
Collateralized Mortgage Obligations	—	63,678,341	4,210,076	67,888,417
U.S. Treasury Bills	—	16,787,253	—	16,787,253
Senior Fixed Rate Interests	—	—	584,338	584,338
Municipal Bonds	—	463,184	—	463,184
Options Purchased	—	1,637,370	—	1,637,370
Futures Contracts*	8,269,276	—	—	8,269,276
Credit Default Swap Agreements*	—	1,530,265	—	1,530,265
Total Return Swap Agreements*	—	898,744	—	898,744
Forward Foreign Currency Exchange Contracts*	—	2,534,180	—	2,534,180
Total Assets	$62,224,877	$568,256,472	$92,678,789	$723,160,138

See notes to financial statements.

54 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2020

		Level 2	Level 3
		Significant	Significant
Investments in	Level 1	Observable	Unobservable
Securities (Liabilities)	Quoted Prices	Inputs	Inputs	Total
Options Written	$3,378,500	$—	$—	$3,378,500
Forward Foreign Currency Exchange Contracts*	—	553,333	—	553,333
Unfunded Loan Commitments (Note 11)	—	—	266,911	266,911
Total Liabilities	$3,378,500	$553,333	$266,911	$4,198,744

*  This derivative is reported as unrealized appreciation/depreciation at period end.
Please refer to the detailed Schedule of Investments for a breakdown of investment type by industry category.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $42,445,822 are categorized as Level 2 within the disclosure hierarchy — See Note 7.
The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

	Ending Balance	Valuation	Unobservable	Input	Weighted
Category	at May 31, 2020	Technique	Inputs	Range	Average*
Assets:
Asset-Backed Securities	$12,851,486	Third Party Pricing	Broker Quote	—	—
Asset-Backed Securities	7,459,949	Yield Analysis	Yield	4.0%-13.0%	6.6%
Asset-Backed Securities	856,492	Option Adjusted Spread	Broker Quote	—	—
		off prior month end
		broker quote
Collateralized Mortgage	4,210,076	Option Adjusted Spread	Broker Quote	—	—
Obligations		off prior month end
		broker quote
Common Stocks	666,570	Third Party Pricing	Broker Quote	—	—
Common Stocks	512,616	Enterprise Value	Valuation Multiple	1.6x-15.8x	10.1x
Corporate Bonds	5,484,044	Option Adjusted Spread	Broker Quote	—	—
		off prior month end
		broker quote
Corporate Bonds	2,048,988	Yield Analysis	Yield	6.4%-10.0%	8.4%
Senior Fixed Rate Interests	584,338	Model Price	Market Comparable Yields	11.6%	—
Senior Floating Rate Interests	37,329,003	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	8,971,447	Yield Analysis	Yield	4.2%-15.1%	6.5%
Senior Floating Rate Interests	5,893,551	Model Price	Market Comparable Yields	5.8%-12.3%	8.6%
Senior Floating Rate Interests	4,991,038	Model Price	Purchase Price	—	—
Senior Floating Rate Interests	819,191	Enterprise Value	Valuation Multiple	9.5x-9.8x	9.7x
Total Assets	$92,678,789
Liabilities:
Unfunded Loan Commitments	$ 266,911	Model Price	Purchase Price	—	—

*  Inputs are weighted by the fair value of the instruments.
See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 55

SCHEDULE OF INVESTMENTS continued	May 31, 2020

Significant changes in a quote, yield, market comparable yields, liquidation value or valuation multiples would generally result in significant changes in the fair value of the security.
The Fund’s fair valuation leveling guidelines were revised to classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3 rather than Level 2, if such a quote or price cannot be supported with other available market information.
Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended May 31, 2020, the Fund had securities with a total value of $30,042,730 transfer into Level 3 from Level 2 due to a lack of observable inputs.
Summary of Fair Value Level 3 Activity
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended May 31, 2020:

	Assets									Liabilities
				Senior				Senior
	Asset-	Collateralized		Floating				Fixed		Unfunded
	Backed	Mortgage	Corporate	Rate		Common	Preferred	Rate	Total	Loan
	Securities	Obligations	Bonds	Interests	Warrants	Stocks	Stocks	Interests	Assets	Commitments
Beginning
Balance	$9,756,075	$3,932,893	$4,421,050	$20,824,542	$131	$717,392	$559,157	$835,218	$41,046,458	$(633,706)
Purchases/
(Receipts)	13,297,831	—	3,730,070	19,861,217	—	—	32,240	—	36,921,358	(370,365)
(Sales,
maturities
and paydowns)/
Fundings	(563,849)	—	(826,407)	(10,325,023)	(16,303)	(39,350)	(685,803)	—	(12,456,735)	922,127
Amortization of
premiums/
discounts	351,401	(7,582)	69,972	109,215	—	—	—	5,613	528,619	—
Total realized
gains (losses)
included
in earnings	—	—	—	(645,355)	16,303	31,699	94,406	—	(502,947)	153,908
Total change in
unrealized
appreciation
(depreciation)
included
in earnings	(1,673,531)	284,765	(1,007,460)	(50,719)	(131)	(197,125)	—	(256,493)	(2,900,694)	(338,875)
Transfers into
Level 3	—	—	1,145,807	28,230,353	—	666,570	—	—	30,042,730	—
Ending Balance	$21,167,927	$4,210,076	$7,533,032	$58,004,230	$—	$1,179,186	$—	$584,338	$92,678,789	$(266,911)
Net change in
unrealized
appreciation
(depreciation)
for investments
in Level 3 securities
still held at
May 31, 2020	$(1,673,531)	$284,765	$(1,007,460)	$(639,336)	$—	$(197,125)	$—	$(256,493)	$(3,489,180)	$(137,005)

See notes to financial statements.

56 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2020

Affiliated Transactions
Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer, as defined in the 1940 Act.
Transactions during the year ended May 31, 2020, in which the company is an affiliated issuer, were as follows:

						Change in		Shares/
					Realized	Unrealized		Face
	Value				Gain	Appreciation	Value	Amount
Security Name	05/31/19		Additions	Reductions	(Loss)	(Depreciation)	05/31/20	05/31/20
Common Stocks
BP Holdco LLC*,1	$19,447		$–	$–	$–	$(3,386)	$16,061	55,076
Targus Group
International Equity, Inc*,1	28,515		–	(7,652)	–	2,228	23,091	12,989
Senior Floating Rate Interests
Targus Group
International, Inc.
due 05/24/16	–	**	–	–	(145,383)	145,383	–	–
	$47,962		$–	$(7,652)	$(145,383)	$144,225	$39,152

*     Non-income producing security.
**    Market value is less than $1.
1           Security was fair valued by the Valuation Committee at May 31, 2020. The total market value of fair valued and affiliated securities amounts to $39,152, (cost $25,276) or less than 0.1% of total net assets.
See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 57

STATEMENT OF ASSETS AND LIABILITIES	May 31, 2020

ASSETS:
Investments in unaffiliated issuers, at value (cost $772,719,347)	$709,888,521
Investments in affiliated issuers, at value (cost $25,276)	39,152
Cash	985,434
Restricted cash	6,548,485
Unrealized appreciation on forward foreign currency exchange contracts	2,534,180
Unrealized appreciation on OTC swap agreements	898,744
Prepaid expenses	32,819
Receivables:
Investments sold	7,615,569
Interest	3,540,922
Fund shares sold	1,338,986
Protection fees on credit default swap agreements	406,580
Swap settlement	156,878
Variation margin on credit default swap agreements	100,596
Dividends	65,791
Variation margin on futures contracts	5,800
Tax reclaims	3,940
Total assets	734,162,397

LIABILITIES:
Reverse repurchase agreements (Note 7)	42,445,822
Borrowings (Note 8)	19,300,000
Unfunded loan commitments, at value (Note 11) (Commitment fees received $538,127)	266,911
Options written, at value (proceeds $1,435,172)	3,378,500
Unamortized upfront premiums received on credit default swap agreements	2,313,388
Unrealized depreciation on forward foreign currency exchange contracts	553,333
Interest due on borrowings	21,774
Segregated cash due to broker	3,850,000
Payable for:
Investments purchased	11,891,937
Investment advisory fees	598,822
Offering costs	385,041
Professional fees	166,775
Trustees’ fees and expenses*	2,897
Other liabilities	95,126
Total liabilities	85,270,326
NET ASSETS	$648,892,071

NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of shares
authorized, 42,426,020 shares issued and outstanding	$424,260
Additional paid-in capital	$749,269,831
Total distributable earnings (loss)	(100,802,020)
NET ASSETS	$648,892,071
Shares outstanding ($0.01 par value with unlimited amount authorized)	42,426,020
Net asset value	$15.29

*  Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 act.
See notes to financial statements.

58 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

STATEMENT OF OPERATIONS	May 31, 2020
For the Year Ended May 31, 2020

INVESTMENT INCOME:
Interest from securities of unaffiliated issuers	$41,130,094
Dividends from securities of unaffiliated issuers	1,723,588
Total investment income	42,853,682

EXPENSES:
Investment advisory fees	6,687,147
Professional fees	254,124
Interest expense	148,314
Fund accounting fees	140,927
Administration fees	140,307
Trustees' fees and expenses*	118,418
Printing fees	114,038
Custodian fees	91,370
Registration and filing fees	61,165
Short sales interest expense	55,055
Transfer agent fees	20,780
Insurance	13,665
Miscellaneous	110,711
Total expenses	7,956,021
Net investment income	34,897,661

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(16,302,535)
Investments in affiliated issuers	(145,383)
Investments sold short	78,848
Swap agreements	(634,548)
Futures contracts	(3,863,382)
Options purchased	(749,134)
Options written	(6,587,530)
Forward foreign currency exchange contracts	1,110,176
Foreign currency transactions	46,546
Net realized loss	(27,046,942)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(47,967,902)
Investments in affiliated issuers	144,225
Investments sold short	133,496
Swap agreements	3,095,680
Futures contracts	8,287,445
Options purchased	(125,028)
Options written	(1,922,987)
Forward foreign currency exchange contracts	2,169,283
Foreign currency translations	(65)
Net change in unrealized appreciation (depreciation)	(36,185,853)
Net realized and unrealized loss	(63,232,795)
Net decrease in net assets resulting from operations	$(28,335,134)

*  Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 59

STATEMENTS OF CHANGES IN NET ASSETS	May 31, 2020

	Year Ended	Year Ended
	May 31, 2020	May 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$34,897,661	$30,692,430
Net realized loss on investments	(27,046,942)	(9,560,369)
Net change in unrealized appreciation (depreciation)
on investments	(36,185,853)	(2,624,459)
Net increase (decrease) in net assets resulting from operations	(28,335,134)	18,507,602
DISTRIBUTIONS:
Distributions to shareholders	(33,846,511)	(40,514,482)
Return of capital	(52,158,126)	(28,880,612)
Total distributions	(86,004,637)	(69,395,094)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares issued through at-the-market offering	112,581,936	155,705,147
Reinvestments of distributions	9,101,002	6,817,561
Common shares offering costs charged to paid-in capital	(275,710)	(61,023)
Net increase in net assets resulting from shareholder transactions	121,407,228	162,461,685
Net increase in net assets	7,067,457	111,574,193
NET ASSETS:
Beginning of period	641,824,614	530,250,421
End of period	$648,892,071	$641,824,614

See notes to financial statements.

60 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

STATEMENT OF CASH FLOWS	May 31, 2020
For the Year Ended May 31, 2020

Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(28,335,134)
Adjustments to Reconcile Net Decrease in Net Assets Resulting from Operations to
Net Cash Used in Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	47,690,181
Net change in unrealized (appreciation) depreciation on options purchased	125,028
Net change in unrealized (appreciation) depreciation on options written	1,922,987
Net change in unrealized (appreciation) depreciation on OTC swap agreements	(1,040,794)
Net change in unrealized (appreciation) depreciation on forward foreign
currency exchange contracts	(2,169,283)
Net realized loss on investments	16,369,070
Net realized loss on options purchased	749,134
Net realized loss on option written	6,587,530
Net realized gain on OTC swap agreements	(520,712)
Purchase of long-term investments	(439,867,408)
Proceeds from sale of long-term investments	252,361,578
Net proceeds from sale of short-term investments	74,194,470
Return of capital distributions received from invested companies	58,088
Net accretion of bond discount and amortization of bond premium	(10,929,975)
Corporate actions and other payments	49,015
Premiums received on options written	7,225,144
Cost of closing options written	(12,563,691)
Commitment fees received and repayments of unfunded loan commitments	(741,647)
Increase in dividends receivable	(65,791)
Increase in interest receivable	(404,777)
Increase in investments sold receivable	(7,121,955)
Increase in swap settlement receivable	(156,878)
Increase in variation margin on futures contracts receivable	(21,160)
Decrease in variation margin on credit default swap agreements	20,704
Increase in prepaid expenses	(3,997)
Increase in tax reclaims	(1,959)
Increase in protection fees on credit default swap agreements	(645,331)
Increase in investments purchased payable	490,753
Increase in interest payable on borrowings	21,774
Decrease in professional fees payable	(37,955)
Increase in segregated cash due to broker	3,850,000
Increase in investment advisory fees payable	38,251
Decrease in trustees’ fees and expenses payable*	(21,024)
Increase in other liabilities	21,067
Net Cash Used in Operating and Investing Activities	$(92,874,697)

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 61

STATEMENT OF CASH FLOWS continued	May 31, 2020
For the Year Ended May 31, 2020

Cash Flows From Financing Activities:
Distributions to common shareholders	$(76,903,635)
Proceeds from the issuance of common shares	111,969,293
Proceeds from borrowings	40,000,000
Payments made on borrowings	(20,700,000)
Proceeds from reverse repurchase agreements	70,945,293
Payments made on reverse repurchase agreements	(28,499,471)
Offering costs in connection with the issuance of common shares	(326,463)
Net Cash Provided by Financing Activities	$96,485,017
Net increase in cash	3,610,320
Cash at Beginning of Year (including foreign currency and restricted cash)	3,923,599
Cash at End of Year (including restricted cash)	$7,533,919
Supplemental Disclosure of Cash Flow Information:
Cash paid during the year for interest	$164,226
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$9,101,002

*  Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
See notes to financial statements.

62 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS	May 31, 2020

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,	May 31,
	2020	2019	2018	2017	2016

Per Share Data:
Net asset value, beginning of period	$17.91	$19.12	$19.78	$17.50	$19.61
Income from investment operations:
Net investment income(a)	0.89	0.97	1.23	1.61	1.40
Net gain (loss) on investments (realized and unrealized)	(1.32)	0.01	0.30	2.86	(1.33)
Total from investment operations	(0.43)	0.98	1.53	4.47	0.07
Less distributions from:
Net investment income	(0.86)	(1.12)	(2.01)	(2.18)	(1.82)
Capital gains	—	(0.16)	(0.18)	(0.01)	(0.36)
Return of capital	(1.33)	(0.91)	—	—	—
Total distributions to shareholders	(2.19)	(2.19)	(2.19)	(2.19)	(2.18)
Net asset value, end of period	$15.29	$17.91	$19.12	$19.78	$17.50
Market value, end of period	$16.20	$19.96	$21.29	$20.94	$17.61

Total Return(b)
Net asset value	(2.79%)	5.43%	8.02%	26.76%	0.80%
Market value	(7.96%)	4.94%	13.31%	33.33%	(6.07%)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$648,892	$641,825	$530,250	$410,465	$310,246
Ratio to average net assets of:
Net investment income, including interest expense	5.29%	5.26%	6.27%	8.55%	7.79%
Total expenses, including interest expense(c)(d)	1.21%	1.17%	1.52%	2.35%	2.38%
Portfolio turnover rate	41%	38%	48%	41%	116%

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 63

FINANCIAL HIGHLIGHTS continued	May 31, 2020

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,	May 31,
	2020	2019	2018	2017	2016

Senior Indebtedness:
Borrowings-committed facility agreement (in thousands)	$19,300	N/A	N/A	$16,705	$9,355
Asset Coverage per $1,000 of borrowings(e)	$34,621	N/A	N/A	$25,571	$34,164

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)
The ratios of total expenses to average net assets applicable to common shares do not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratios, the expense ratios would increase by 0.08%, 0.00%*, 0.00%*, 0.00%*, and 0.02% for the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(d)	Excluding interest expense, the operating expense ratios for the years ended May 31 would be:

2020	2019	2018	2017	2016
1.17%	1.15%	1.33%	1.62%	1.74%

(e)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the borrowings.
*	Less than 0.01%.

See notes to financial statements.

64 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	May 31, 2020

Note 1 – Organization
Guggenheim Strategic Opportunities Fund (the “Fund”) was organized as a Delaware statutory trust on November 13, 2006. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation.
Note 2 – Significant Accounting Policies
The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund's investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.
Valuations of the Fund's securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund's officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.
If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2020

If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.
Open-end investment companies are valued at their net asset value (“NAV”) as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.
Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.
Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.
Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.
Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee.
Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options are valued using a price provided by a pricing service.
The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2020

the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.
The value of interest rate swap agreements entered into by the Fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined using the previous day’s Chicago Mercantile Exchange close price, adjusted for the current day’s spreads.
The values of other swap agreements entered into by the Fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the NYSE.
Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.
Investments for which market quotations are not readily available are fair-valued as determined in good faith by GFIA, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value". Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income using the effective interest method. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities, and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement.
The Fund may receive other income from investments in senior loan interests, including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Fund and included in interest income on the Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Statement of Operations at the end of the commitment period.
Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows.

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2020

Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.
(c) Senior Floating Rate Interests and Loan Investments
Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown on the Schedule of Investments.
The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund's investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.
(d) Currency Translations
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.
The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2020

prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.
Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities, other than investments in securities, at the fiscal period end, resulting from changes in exchange rates.
(e) Forward Foreign Currency Exchange Contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations in forward foreign currency exchange contracts.
(f) Distributions to Shareholders
The Fund declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.
(g) Restricted Cash
A portion of cash on hand relates to collateral received by the Fund for repurchase agreements and futures contracts. This amount, if any, is presented on the Statement of Assets and Liabilities as Restricted Cash. At May 31, 2020, there was $6,548,485 of restricted cash outstanding.
(h) U.S. Government Agency Obligations
Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.
(i) Swap Agreements
Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2020

Upon entering into certain centrally-cleared swap transactions, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Upfront payments received or made by the Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by the Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.
(j) Options
Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.
When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).
(k) Futures Contracts
Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
(l) Indemnifications
Under the Fund's organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2020

exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
Note 3 – Derivatives
As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Financial Statements.
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The Fund utilized derivatives for the following purposes:
Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.
Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.
Options Purchased and Written
A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.
The following table represents the Fund's use and volume of call/put options purchased on a monthly basis:

	Average Notional Amount
Use	Call	Put
Hedge	$—	$606,878,005

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2020

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.
The following table represents the Fund's use and volume of call/put options written on a monthly basis:

	Average Notional Amount
Use	Call	Put
Hedge, Income	$14,466,669	$–*

*  Put options written were outstanding for 52 days during the year ended May 31, 2020. The daily average outstanding notional amount of put options written during the year was $34,319,538.
Futures Contracts
A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.
The following table represents the Fund's use and volume of futures on a monthly basis:

	Average Notional Amount
Use	Long	Short
Index Exposure	$14,449,716	$–

Swap Agreements
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2020

exchange-traded futures contracts. For a fund utilizing centrally cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.
Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.
The following table represents the Fund’s use and volume of total return swaps on a monthly basis:

	Average Notional Amount
Use	Long	Short
Income	$4,704,960	$–

Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.
The following table represents the Fund’s use and volume of interest rate swaps on a monthly basis:

Average Notional Amount
Use	Pay	Receive
	Floating Rate	Floating Rate
Hedge	$–	$–*

*  Interest rate swap agreements were outstanding for 216 days during the year ended May 31, 2020. The daily average outstanding notional amount of interest rate swap agreements during the year was $2,400,000.
Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2020

(ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.
The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The following table represents the Fund’s use and volume of credit default swaps on a monthly basis:

	Average Notional Amount
	Protection	Protection
Use	Sold	Purchased
Hedge, Index Exposure	$11,276,533	$88,305,000

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.
The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

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The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a monthly basis:

	Average Value
Use	Purchased	Sold
Hedge,Income	$14,395,866	$60,715,872

Derivative Investment Holdings Categorized by Risk Exposure
The following is a summary of the location of derivative investments on the Fund's Statement of Assets and Liabilities as of May 31, 2020:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity contracts	Variation margin on	Options written, at value
futures contracts

Interest rate contracts	Investments in unaffiliated
issuers, at value
Unrealized appreciation on
OTC swap agreements

Credit contracts	Variation margin on credit	Unamortized upfront
	default swap agreements	premiums received on credit
default swap agreements

Currency contracts	Unrealized appreciation on	Unrealized depreciation on
	forward foreign currency	forward foreign currency
	exchange contracts	exchange contracts

The following table sets forth the fair value of the Fund's derivative investments categorized by primary risk exposure at May 31, 2020:

Asset Derivative Investments Value
				Options	Forward
	Swaps		Options	Purchased	Foreign
Futures	Interest	Swaps	Written	Interest	Currency
Equity	Rate	Credit	Equity	Rate	Exchange	Total Value at
Risk*	Risk	Risk*	Risk	Risk	Risk	May 31, 2020
$8,269,276	$ 898,744	$1,530,265	$ –	$1,637,370	$ 2,534,180	$ 14,869,835

Liability Derivative Investments Value
				Options	Forward
	Swaps		Options	Purchased	Foreign
Futures	Interest	Swaps	Written	Interest	Currency
Equity	Rate	Credit	Equity	Rate	Exchange	Total Value at
Risk*	Risk	Risk*	Risk	Risk	Risk	May 31, 2020
$ –	$ –	$ –	$3,378,500	$ –	$ 553,333	$ 3,931,833

*  Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives as reported on the Schedule of Investments. For exchange-traded and centrally cleared derivatives, variation margin is reported within the Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2020

The following is a summary of the location of derivative investments on the Fund's Statement of Operations for the year ended May 31, 2020:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation
(depreciation) on futures contracts
Net realized gain (loss) on options written
Net change in unrealized appreciation
(depreciation) on options written

Interest Rate contracts	Net realized gain (loss) on options purchased
Net change in unrealized appreciation
(depreciation) on options purchased
Net realized gain (loss) on swap agreements
Net change in unrealized appreciation
(depreciation) on swap agreements

Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation
(depreciation) on swap agreements

Currency contracts	Net realized gain (loss) on forward foreign
currency exchange contracts
Net change in unrealized appreciation
(depreciation) on forward foreign currency
exchange contracts

The following is a summary of the Fund's realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended May 31, 2020:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
				Options	Forward
	Swaps		Options	Purchased	Foreign
Futures	Interest	Swaps	Written	Interest	Currency
Equity	Rate	Credit	Equity	Rate	Exchange
Risk	Risk	Risk	Risk	Risk	Risk	Total
$(3,863,382)	$(172,463)	$ (462,085)	$(6,587,530)	$ (749,134)	$ 1,110,176	$ (10,724,418)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
				Options	Forward
	Swaps		Options	Purchased	Foreign
Futures	Interest	Swaps	Written	Interest	Currency
Equity	Rate	Credit	Equity	Rate	Exchange
Risk	Risk	Risk	Risk	Risk	Risk	Total
$8,287,445	$ 898,744	$2,196,936	$(1,922,987)	$ (125,028)	$ 2,169,283	$ 11,504,393

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

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The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Fund monitors the counterparty credit risk.
Foreign Investments
There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.
The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.
Note 4 – Offsetting
In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2020

arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

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The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

			Net Amount	Gross Amounts Not Offset
		Gross Amounts	of Assets	in the Statement of
	Gross	Offset in the	Presented on the	Assets and Liabilities
	Amounts of	Statement of	Statement of		Cash
	Recognized	Assets and	Assets and	Financial	Collateral
Instrument	Assets[1]	Liabilities	Liabilities	Instruments	Received	Net Amount

Total return swap
agreements	$898,744	$–	$898,744	$–	$(898,744)	$–
Forward foreign
currency
exchange
contracts	2,534,180	–	2,534,180	(507,536)	(1,823,406)	203,238
Options purchased
contracts	1,637,370	–	1,637,370	–	(1,127,850)	509,520

			Net Amount	Gross Amounts Not Offset
		Gross Amounts	of Liabilities	in the Statement of
	Gross	Offset in the	Presented on the	Assets and Liabilities
	Amounts of	Statement of	Statement of		Cash
	Recognized	Assets and	Assets and	Financial	Collateral
Instrument	Liabilities[1]	Liabilities	Liabilities	Instruments	Pledged	Net Amount

Forward foreign
currency
exchange
contracts	$553,333	$–	$553,333	$(507,536)	$–	$45,797
Reverse
repurchase
agreements	42,445,822	–	42,445,822	(42,445,822)	–	–

[1] Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of May 31, 2020.

Counterparty	Asset Type	Cash Pledged	Cash Received
BofA Securities, Inc.	Credit default swap agreements	$1,945,626	$–
BofA Securities, Inc.	Interest rate swap agreements	4,602,859	–
Citibank, N.A., New York	Forward foreign currency exchange contracts	–	1,840,000
Goldman Sachs International	Forward foreign currency exchange contracts,
	Total return swap agreements	–	2,010,000
		$6,548,485	$3,850,000

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2020

Note 5 – Fees and Other Transactions with Affiliates
Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or “Sub-Adviser”), provides personnel including certain officers required for the Fund’s administrative management and compensates the officers and trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily managed assets.
Pursuant to a Sub-Advisory Agreement among the Fund, the Adviser and GPIM, GPIM under the supervision of the Board and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are GPIM’s affiliates. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily managed assets.
For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. Total assets means all of the Fund’s assets and is not limited to its investment securities. Accrued liabilities means all of the Fund’s liabilities other than borrowings for investment purposes.
Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.
GFIA pays operating expenses on behalf of the Fund, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis.
MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator and accounting agent. As administrator and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily managed assets subject to certain minimum monthly fees and out of pocket expenses.
Note 6 – Fair Value Measurement
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2020

inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:
Level 1 — quoted prices in active markets for identical assets or liabilities.
Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.
Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.
Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.
Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.
Note 7 – Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2020

Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. For the year ended May 31, 2020, the average daily balance for which reverse repurchase agreements were outstanding amounted to $2,743,017. The weighted average interest rate was 0.72%. As of May 31, 2020, there was $42,445,822 in reverse repurchase agreements outstanding.
As of May 31, 2020, the Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Interest Rate(s)	Maturity Date(s)	Face Value
BMO Capital Markets Corp.	0.75% - 0.95%	06/05/20 – 08/13/20	$ 22,445,690
BMO Capital Markets Corp.	0.80%*	Open Maturity	5,053,762
BNP Paribas	0.75% - 0.85%	07/13/20 – 08/13/20	13,479,297
Citibank, N.A.	0.60%*	Open Maturity	1,467,073
Total			$ 42,445,822

*  The rate is adjusted periodically by the counterparty, subject to review and approval by the Adviser, and is not based upon a set reference rate and spread. Rate indicated is the rate effective at May 31, 2020.
The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of May 31, 2020, aggregated by asset class of the related collateral pledged by the Fund:

Overnight
Asset Type	and Continuous	Up to 30 days	31-90 days	Total
Corporate Bonds	$ 6,520,835	$ 4,295,559	$ 31,629,428	$ 42,445,822
Gross amount of recognized liabilities for
reverse repurchase agreements	$ 6,520,835	$ 4,295,559	$ 31,629,428	$ 42,445,822

Note 8 – Borrowings
The Fund has entered into an $80,000,000 credit facility agreement with an approved lender whereby the lender has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the lender. Interest on the amount borrowed is based on the 3-month LIBOR plus 0.85%. As of May 31, 2020, there was $19,300,000 outstanding in connection with the Fund’s credit facility. The average daily amount of borrowings on the credit facilities during the period was $6,013,934 with a related average interest rate of 1.80%. The maximum amount outstanding during the period was $40,000,000. As of May 31, 2020, the total value of securities segregated and pledged as collateral in connection with borrowings was $44,344,298.

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The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.
There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.
Note 9 – Federal Income Tax Information
The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.
Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.
The tax character of distributions paid during the year ended May 31, 2020 was as follows:

Ordinary	Long-Term	Return of	Total
Income	Capital Gain	Capital	Distributions
$33,846,511	$–	$52,158,126	$86,004,637

The tax character of distributions paid during the year ended May 31, 2019 was as follows:

Ordinary	Long-Term	Return of	Total
Income	Capital Gain	Capital	Distributions
$38,174,878	$2,339,604	$28,880,612	$69,395,094

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2020

The tax components of distributable earnings/(loss) as of May 31, 2020 were as follows:

Net Unrealized	Accumulated
Appreciation	Capital and
(Depreciation)	Other Losses	Total
$(71,440,791)	$(29,361,229)	$(100,802,020)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of May 31, 2020, capital loss carryforwards for the Fund were as follows:

		Total
Unlimited		Capital Loss
Short-Term	Long-Term	Carryforward
$(5,285,429)	$(24,075,800)	$(29,361,229)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in partnerships, foreign currency gains and losses, investments in collateralized debt obligations, losses deferred due to wash sales, paydown losses and the “mark- to-market” of certain derivatives. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.
There were no adjustments made on the Statement of Assets and Liabilities as of May 31, 2020 for permanent book/tax differences.
At May 31, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

			Net Unrealized
	Tax Unrealized	Tax Unrealized	Appreciation/
Tax Cost	Appreciation	Depreciation	(Depreciation)
$782,634,209	$15,559,444	$(87,272,144)	$(71,712,700)

Note 10 – Securities Transactions
For the year ended May 31, 2020, the cost of purchases and proceeds from sales of investment securities, excluding written options, swap agreements, futures contracts and short-term investments, were as follows:

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2020

Purchases	Sales
$439,867,408	$252,361,578

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended May 31, 2020, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Gain (Loss)
$6,540,984	$–	$–

Note 11 – Unfunded Loan Commitments
Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of May 31, 2020. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund reserves against such contingent obligations by designating cash, liquid securities, illiquid securities, and liquid term loans as a reserve. As of May 31, 2020, the total amount segregated in connection with unfunded loan commitments and reverse repurchase agreements was $54,966,887.
The unfunded loan commitments as of May 31, 2020, were as follows:

Borrower	Maturity Date	Face Amount*	Value
Alexander Mann	12/16/24	GBP 77,135	$ 20,160
AmeriLife Holdings LLC	03/18/27	100,000	7,000
Anchor Packaging LLC	07/18/26	296,154	14,808
Aspect Software, Inc.	07/15/23	120,943	1,280
BCPE Empire Holdings, Inc.	06/11/26	63,734	4,143
Cypress Intermediate Holdings III, Inc.	04/27/22	359,589	17,088
Examworks Group, Inc.	01/27/23	1,100,000	46,049
EyeCare Partners LLC	02/18/27	331,081	33,108
Galls LLC	01/31/25	349,651	12,237
Galls LLC	01/31/24	26,053	2,077
OEConnection LLC	09/25/26	147,186	12,143
Packaging Coordinators Midco, Inc.	07/01/21	161,538	6,058
SHO Holding I Corp.	10/27/21	25,280	5,309
Solera LLC	03/03/21	2,033,000	80,181
Trader Interactive	06/15/23	69,231	5,270
			$ 266,911

* The face amount is denominated in U.S. dollars unless otherwise indicated.
GBP – British Pound

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 85

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2020

Note 12 – Restricted Securities
The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Airplanes Pass Through Trust
2001-1A, due 03/15/19[2,3]	10/14/09	$ 5,384,675	$ 668
Atlas Mara Ltd.
8.00% due 12/31/20	10/01/15	2,144,742	1,738,000
Basic Energy Services, Inc.
10.75% due 10/15/23[5]	09/25/18	496,517	205,075
Beverages & More, Inc.
11.50% due 06/15/22[5]	06/16/17	631,881	419,250
CBC Insurance Revenue Securitization LLC
2016-1, 5.25% due 07/15/46	08/09/19	321,202	310,628
CNB Financial Corp.
5.75% due 10/15/26[4]	09/14/16	1,000,000	1,028,878
Exide International Holdings, LP
15.25% (in-kind rate was 4.50%) due 10/31/21[6]	05/31/19	714,412	643,249
Exide Technologies
due 10/31/24[2,6]	07/02/19	2,085,195	1,296,340
FDF I Ltd.
2015-1A, 7.50% due 11/12/30	04/22/16	989,464	860,467
FDF II Ltd.
2016-2A, 7.70% due 05/12/31	04/15/16	2,984,159	2,582,872
FLNG Liquefaction 2 LLC
4.13% due 03/31/38	07/23/19	231,416	225,898
Freddie Mac Military Housing Bonds
Resecuritization Trust Certificates
2015-R1, 5.49% (WAC) due 11/25/52[1]	09/10/19	3,672,621	3,311,434
Mirabela Nickel Ltd.
due 06/24/19[2]	12/31/13	1,259,370	69,409
Party City Holdings, Inc.
6.63% due 08/01/26	02/28/19	537,531	83,640
Princess Juliana International
Airport Operating Company N.V.
5.50% due 12/20/27[3,5]	12/17/12	1,383,289	1,145,807
Turbine Engines Securitization Ltd.
2013-1A, 6.38% due 12/13/48	11/27/13	450,238	249,267
		$ 24,286,712	$ 14,170,882

[1] Variable rate security. Rate indicated is the rate effective at May 31, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[2] Security is in default of interest and/or principal obligations.
[3] Security was fair valued by the Valuation Committee at May 31, 2020. The total market value of fair valued and restricted se-
curities amounts to $1,146,475, (cost $6,767,964) or 0.2% of total net assets.

[4] Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[5] All or a portion of these securities have been physically segregated in connection with borrowings.
[6] Payment in-kind security.

86 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2020

Note 13 – Capital
Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 42,426,020 shares issued and outstanding.
Transactions in common shares were as follows:

	Year Ended	Year Ended
	May 31, 2020	May 31, 2019
Beginning shares	35,845,939	27,733,512
Shares issues through at-the-market offering	6,052,385	7,758,097
Shares issued through dividend reinvestment	527,696	354,330
Ending shares	42,426,020	35,845,939

On July 1, 2019, the Fund's shelf registration allowing for delayed or continuous offering of additional shares became effective. The shelf registration statement allows for the issuance of up to $350,000,000 of common shares. On July 1, 2019, the Fund entered into an at-the-market sales agreement with Cantor Fitzgerald & Co. to offer and sell up to 11,250,000 common shares, from time to time, through Cantor Fitzgerald & Co. as agent for the Fund.
As of May 31, 2020, up to 5,902,059 shares remained available under the at-the-market sales agreement. For the year ended May 31, 2020, the Fund paid $326,463 for offering costs associated with the at-the market offering, and will be responsible for additional offering costs in the future of up to 0.60% of the offering price of commons shares sold pursuant to the shelf registration statement.
Note 14 – Recent Accounting Pronouncements
In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “2017 ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The 2017 ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. As of June 1, 2019, the Fund has fully adopted the provisions of the 2017 ASU which was applied on a modified retrospective basis, as prescribed. The adoption did not result in a cumulative-effect adjustment as of the beginning of the period and had no impact on total distributable earnings, net assets, the current period results from operations, or any prior period information presented in the financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 87

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2020

Note 15 – COVID-19 and Recent Developments
The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.
Note 16 – Subsequent Events
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

88 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	May 31, 2020

To the Shareholders and Board of Trustees of Guggenheim Strategic Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Guggenheim Strategic Opportunities Fund (the “Fund”), including the schedule of investments, as of May 31, 2020, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Guggenheim Strategic Opportunities Fund at May 31, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian, brokers, and paying agents or by other appropriate auditing procedures where replies from brokers or paying agents were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Guggenheim investment companies since 1979.

July 29, 2020

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 89

OTHER INFORMATION (Unaudited)	May 31, 2020

Federal Income Tax Information
This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.
In January 2021, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2020.
The Fund's investment income (dividend income plus short-term capital gains, if any) qualifies as follows:
Of the taxable ordinary income distributions paid during the fiscal year ending May 31, 2020, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.
Additionally, of the taxable ordinary income distributions paid during the fiscal year ended May 31, 2020, the Fund had the corresponding percentages qualify as interest related dividends as permitted by IRC Section 871(k)(1) . See qualified interest income column in the table below.

Qualified	Dividend	Qualified
Dividend	Received	Interest
Income	Deduction	Income
0.67%	0.67%	90.65%

90 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	May 31, 2020

Results of Shareholder Votes
The Annual Meeting of Shareholders of the Fund was held on April 2, 2020. Common shareholders voted on the election of Trustees. With regards to the election of the following Trustees by common shareholders of the Fund:

	# of Shares in Favor	# of Shares Against	# of Shares Abstain
Randall C. Barnes	31,896,007	723,302	575,118
Angela Brock-Kyle	30,986,068	1,642,502	565,857
Donald A. Chubb, Jr.	31,834,485	782,872	577,070
Roman Friedrich III	31,065,986	1,546,871	581,570
Amy J. Lee	31,831,346	793,133	569,948

The other Trustees of the Fund not up for election in 2020 are Jerry B. Farley, Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem and Ronald E. Toupin, Jr.
Sector Classification
Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

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OTHER INFORMATION (Unaudited) continued	May 31, 2020

Trustees
The Trustees of the Guggenheim Strategic Opportunities Fund and their principal business occupations during the past five years:

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Fund	Served**	During Past Five Years	Overseen	Held by Trustees***
Independent Trustees:
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2007	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Donald A. Chubb, Jr. (1946)	Trustee	Since 2014	Current: Retired Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	156	Former: MidlandCare, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee	Since 2014	Current: President, Washburn University (1997-present).	156	Current: CoreFirstBank & Trust (2000-present). Former: WestarEnergy, Inc. (2004-2018).

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OTHER INFORMATION (Unaudited) continued	May 31, 2020

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Fund	Served**	During Past Five Years	Overseen	Held by Trustees***
Independent Trustees continued:
Roman Friedrich III (1946)	Trustee	Since 2010	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	156	Former: Zincore Metals, Inc. (2009-2019).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2007	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157
Current: PPM Funds (9) (2018 - present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004- April 2020); Western Asset Inflation-Linked Income Fund (2003- April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 93

OTHER INFORMATION (Unaudited) continued	May 31, 2020

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Fund	Served**	During Past Five Years	Overseen	Held by Trustees***
Independent Trustees continued:
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson- Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (78) (2018- present); SPDR Index Shares Funds (31) (2018-present); SSGA Active Trust (12) (2018-present); and SSGA Master Trust (1) (2018-present).
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2007
Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).
156
Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004- April 2020); Western Asset Inflation- Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

94 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	May 31, 2020

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Fund	Served**	During Past Five Years	Overseen	Held by Trustees***
Interested Trustee:
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2012 (Vice President)	Current: Interested Trustee,certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified:

—Messrs. Farley, Nyberg, Lydon, Jr., Toupin, Jr. and Ms. Sponem are Class II Trustees. Class II Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2021.

—Messrs. Barnes, Chubb, Jr., and Friedrich and Mses. Lee and Brock-Kyle are Class I Trustees. Class I Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2022.

***
Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Managed Duration Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Funds and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

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OTHER INFORMATION (Unaudited) continued	May 31, 2020

OFFICERS
The Officers of the Guggenheim Strategic Opportunities Fund, who are not Trustees, and their principal business occupations during the past five years:

Position(s)
	Held	Term of Office
Name, Address*	with	and Length of
and Year of Birth	Fund	Time Served**	Principal Occupation(s) During Past Five Years
Officers:
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018
Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

Joanna M. Catalucci (1966)	Chief Compliance Officer	Since 2012
Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2014-present).

Former: AML Officer, certain other funds in the Fund Complex (2016-2017); Chief Compliance Officer and Secretary certain other funds in the Fund Complex (2008-2012); Senior Vice President and Chief Compliance Officer, Security Investor, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer	Since 2006
Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2008	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).

96 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	May 31, 2020

Position(s)
	Held	Term of Office
Name, Address*	with	and Length of
and Year of Birth	Fund	Time Served**	Principal Occupation(s) During Past Five Years
Officers continued:
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
William Rehder (1967)	Assistant Vice President	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2012
Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014
Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2010
Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 97

OTHER INFORMATION (Unaudited) continued	May 31, 2020

Position(s)
	Held	Term of Office
Name, Address*	with	and Length of
and Year of Birth	Fund	Time Served**	Principal Occupation(s) During Past Five Years
Officers continued:
Jon Szafran (1989)	Assistant Treasurer	Since 2017
Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*   The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**  Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

98 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS —
GUGGENHEIM STRATEGIC OPPORTUNITIES FUND (GOF)	May 31, 2020

Guggenheim Strategic Opportunities Fund (the “Fund”) is a Delaware statutory trust that is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as the Fund’s investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between the Fund and GFIA (the “Investment Advisory Agreement”). (Guggenheim Partners, GFIA, Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GFIA, GPIM, Security Investors, LLC and other affiliated investment management businesses of Guggenheim Partners.)
Under the terms of the Investment Advisory Agreement, GFIA is responsible for overseeing the activities of GPIM, which performs portfolio management and related services for the Fund pursuant to an investment sub-advisory agreement by and among the Fund, the Adviser and GPIM (the “Sub-Advisory Agreement” and together with the Investment Advisory Agreement, the “Advisory Agreements”). Under the supervision and oversight of GFIA and the Board of Trustees of the Fund (the “Board,” with the members of the Board referred to individually as the “Trustees”), GPIM provides a continuous investment program for the Fund’s portfolio, provides investment research, and makes and executes recommendations for the purchase and sale of securities for the Fund.
Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Fund (the “Independent Trustees”) casting votes in person at a meeting called for such purpose.1 At meetings held by video conference and/or telephonically on April 20–21, 2020 (the “April Meeting”) and on May 15 and 18, 2020 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements in connection with the Committee’s annual contract review schedule.
As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel

[1]
On March 13, 2020, the Securities and Exchange Commission issued an exemptive order providing relief to registered man- agement investment companies from certain provisions of the 1940 Act in light of the outbreak of coronavirus disease 2019 (COVID-19), including the in-person voting requirements under Section 15(c) of the 1940 Act with respect to approving or renewing an investment advisory agreement, subject to certain conditions. The relief was originally limited to the period from March 13, 2020 to June 15, 2020, and was subsequently extended through August 15, 2020. The Board, including the Independent Trustees, relied on this relief in voting to renew the Advisory Agreements at a meeting of the Board held by video conference on May 18, 2020.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 99

APPROVAL OF ADVISORY AGREEMENTS —
GUGGENHEIM STRATEGIC OPPORTUNITIES FUND (GOF) continued	May 31, 2020

reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Fund, and other information relevant to its evaluation of the Advisory Agreements.
In connection with the contract review process, FUSE Research Network LLC, an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with comparisons to a peer group of funds identified by Guggenheim, based on a methodology reviewed by the Board. In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience in governing the Fund and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.
Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of the Fund to recommend that the Board approve the renewal of each of the Advisory Agreements for an additional annual term.
Investment Advisory Agreement
Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee noted that although the Adviser delegated certain portfolio management responsibilities to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities.2 As a result, the Committee did not evaluate the services provided to the Fund under the Investment Advisory Agreement and Sub-Advisory Agreement separately.
The Committee also considered the secondary market support services provided by Guggenheim to the Fund and noted the materials describing the activities of Guggenheim’s dedicated Closed-End

[2]
Consequently, except where the context indicates otherwise, references to “Adviser” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under both Advisory Agreements.

100 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS —
GUGGENHEIM STRATEGIC OPPORTUNITIES FUND (GOF) continued	May 31, 2020

Fund Team, including with respect to communication with financial advisors, data dissemination and relationship management. In addition, the Committee considered the qualifications, experience and skills of key personnel performing services for the Fund, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Fund. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Fund.
The Committee’s review of the services provided by Guggenheim to the Fund included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Fund, including entrepreneurial, legal and regulatory risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Fund’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.
In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, custodian and other service providers to the Fund. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to funds in the Guggenheim fund complex, including the OCFO’s resources, personnel and services provided.
With respect to Guggenheim’s resources and the ability of the Adviser to carry out its responsibilities under the Investment Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)
The Committee also considered the acceptability of the terms of the Investment Advisory Agreement, including the scope of services required to be performed by the Adviser.
Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were

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GUGGENHEIM STRATEGIC OPPORTUNITIES FUND (GOF) continued	May 31, 2020

qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Investment Advisory Agreement with respect to the Fund.
Investment Performance: The Fund commenced investment operations on July 27, 2007 and its investment objective is to maximize total return through a combination of current income and capital appreciation. The Committee received data showing, among other things, the Fund’s total return on a net asset value (“NAV”) and market price basis for the ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2019, as well as total return based on NAV since inception. The Committee also received certain updated performance information as of March 31, 2020.
The Committee compared the Fund’s performance to a peer group of closed-end funds identified by Guggenheim (the “peer group of funds”) and, for NAV returns, performance versus the Fund’s benchmark for the same time periods. The Committee noted that the Adviser’s peer group selection methodology for the Fund starts with the entire U.S.-listed taxable closed-end fund universe that generally invests greater than 10% in at least two of the following three investment categories: corporate bonds, asset-backed securities and bank loans, but excludes funds: (i) with generally less than 20% financial leverage; (ii) that generally invest at least 80% in one asset class, sector or country; (iii) that generally invest less than 50% in credit securities; (iv) that generally invest less than 80% in the U.S.; and (v) that generally invest less than 60% in below investment grade securities. The Committee noted that the peer group of funds consists of 9 other multi-sector bond closed-end funds, with 3 of 9 peers belonging to the same large fund family. The Committee also considered that the peer group of funds is consistent with the peer group used for purposes of the Fund’s quarterly performance reporting.
The Committee observed that the returns of the Fund ranked in the 1st, 1st and 89th percentiles of its peer group of funds on an NAV basis for the five-year, three-year and one-year periods ended December 31, 2019, respectively.
In addition, the Committee took into account Guggenheim’s belief that there is no single optimal performance metric, nor is there a single optimal time period over which to evaluate performance and that a thorough understanding of performance comes from analyzing measures of returns, risk and risk-adjusted returns, as well as evaluating strategies both relative to their market benchmarks and to peer groups of competing strategies. Thus, the Committee also reviewed and considered the additional performance and risk metrics provided by Guggenheim, including the Fund’s standard deviation, tracking error, beta, Sharpe ratio, information ratio and alpha compared to the benchmark, with the Fund’s risk metrics ranked against its peer group. In assessing the foregoing, the Committee considered Guggenheim’s statement that the Fund’s performance during 2019 exceeded the Fund’s benchmark, but trailed peers as a result of the more defensive positioning of the portfolio, including higher credit quality and an absence of leverage. The Committee noted the improved one-year ranking in the updated performance information. The Committee also noted Guggenheim’s statement that, on a trailing three-year and five-year basis and since inception, the Fund has consistently exceeded its benchmark and peer group average, while delivering volatility

102 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS —
GUGGENHEIM STRATEGIC OPPORTUNITIES FUND (GOF) continued	May 31, 2020

which is in line with peers, but with lower downside deviation and down-capture compared to its benchmark, resulting in consistently superior risk-adjusted returns.
The Committee also considered the Fund’s structure and form of leverage, and, among other information related to leverage, the cost of the leverage and the aggregate leverage outstanding as of December 31, 2019, as well as net yield on leverage assets and net impact on common assets due to leverage for the one-year period ended December 31, 2019 and annualized for the three-year and since-inception periods ended December 31, 2019, noting that the Fund was not levered at December 31, 2019 and that the net impact on common assets due to leverage for the one-year period ended December 31, 2019 was 0.00%.
After reviewing the foregoing and other related factors, the Committee concluded that the Fund’s performance was acceptable.
Comparative Fees, Costs of Services Provided and the Benefits Realized by the Adviser from Its Relationship with the Fund: The Committee compared the Fund’s contractual advisory fee (which includes the sub-advisory fee paid to the Sub-Adviser) calculated at average managed assets for the latest fiscal year,3 and the Fund’s net effective management fee4 and total net expense ratio, in each case as a percentage of average net assets for the latest fiscal year, to the peer group of funds and noted the Fund’s percentile rankings in this regard. The Committee also reviewed the average and median advisory fees (based on average net assets) and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees and other operating expenses), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of the Fund’s fees and expenses, including the personnel involved, noting Guggenheim’s statement that, while profitability is evaluated, primary consideration is given to market competitiveness, support requirements and shareholder return and expense expectations.
The Committee observed that the Fund’s contractual advisory fee based on average managed assets ranks in the second quartile (44th percentile) of its peer group; and the Fund’s net effective management fee on average net assets and total net expense ratio (excluding interest expense) on average net assets each rank in the first quartile (22nd percentile) of its peer group. The Committee also took into account Guggenheim’s unique investment strategy for the Fund, which is to combine a credit managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies. As a result, although the Adviser presented a peer group methodology, the Committee took into account Guggenheim’s statement that none of the peer funds employ a similar approach to investing and diversity of asset classes.

[3]
Contractual advisory fee rankings represent the percentile ranking of the Fund’s contractual advisory fee relative to peers as- suming that the contractual advisory fee for each fund in the peer group is calculated on the basis of the Fund’s average managed assets.

[4]
The “net effective management fee” for the Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 103

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GUGGENHEIM STRATEGIC OPPORTUNITIES FUND (GOF) continued	May 31, 2020

As part of its evaluation of the Fund’s advisory fee, the Committee considered how such fee compared to the advisory fee charged by Guggenheim to one or more other clients that it manages pursuant to similar investment strategies, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing registered funds as compared to other types of accounts and differences between managing a closed-end fund as compared to an open-end fund. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, differences in fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the entrepreneurial, legal and regulatory risks involved with the Fund as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, and the specific circumstances of, the Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients, respectively, with similar investment strategies and/or the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.
With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Fund, the Committee reviewed a profitability analysis and data from management setting forth the average assets under management for the twelve months ended December 31, 2019, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2018. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.
In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.
The Committee also considered other benefits available to the Adviser because of its relationship with the Fund and noted Guggenheim’s statement that it does not believe the Adviser derives any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Adviser may benefit from certain economies of scale and synergies, such as enhanced visibility of the Adviser, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Fund.
Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets

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GUGGENHEIM STRATEGIC OPPORTUNITIES FUND (GOF) continued	May 31, 2020

grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Fund were being passed along to and shared with the shareholders. The Committee considered that advisory fee breakpoints generally are not relevant given the structural nature of closed-end funds, which, though able to conduct additional share offerings periodically, do not continuously offer new shares and thus, do not experience daily inflows and outflows of capital. In addition, the Committee took into account that given the relative size of the Fund, Guggenheim does not believe breakpoints are appropriate at this time. The Committee also noted the additional shares offered by the Fund through secondary offerings in the past and considered that to the extent the Fund’s assets increase over time (whether through additional periodic offerings or internal growth from asset appreciation), the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Committee also took into account the competitiveness of the Fund’s contractual advisory fee (based on average managed assets), which ranks in the second quartile of its peer group.
Based on the foregoing, among other things considered, the Committee determined that the Fund’s advisory fee was reasonable.
Sub-Advisory Agreement
Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and Sub-Adviser for the Fund—GFIA and GPIM, respectively—are part of Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not evaluate the services provided under the Investment Advisory Agreement and Sub-Advisory Agreement separately. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the Investment Advisory Agreement.
With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH and the various entities comprising Guggenheim Investments.
The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.
Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Investment Advisory Agreement.
Comparative Fees, Costs of Services Provided and the Benefits Realized by the SubAdviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate with respect to the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 105

APPROVAL OF ADVISORY AGREEMENTS —
GUGGENHEIM STRATEGIC OPPORTUNITIES FUND (GOF) continued	May 31, 2020

Given its determination of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was reasonable.
Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Investment Advisory Agreement, which was separately considered. (See “Investment Advisory Agreement – Economies of Scale” above.)
Overall Conclusions
The Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each Advisory Agreement is in the best interest of the Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her well-informed business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional annual term.

106 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	May 31, 2020

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend

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DIVIDEND REINVESTMENT PLAN (Unaudited) continued	May 31, 2020

amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.
The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170: Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

108 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

FUND INFORMATION	May 31, 2020

Board of Trustees
Randall C. Barnes

Angela Brock-Kyle

Donald A. Chubb, Jr.

Jerry B. Farley

Roman Friedrich III

Amy J. Lee*

Thomas F. Lydon Jr.

Ronald A. Nyberg

Sandra G. Sponem

Ronald E. Toupin, Jr.,
Chairman

* This Trustee is an “interested person” (as
defined in Section 2(a)(19) of the 1940 Act)
(“Interested Trustee”) of the Fund because of
her affiliation with Guggenheim Investments.

Principal Executive Officers
Brian E. Binder
President and Chief Executive Officer

Joanna M. Catalucci
Chief Compliance Officer

Amy J. Lee
Vice President and Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer, Chief Accounting
Officer and Treasurer

Investment Adviser
Guggenheim Funds Investment
Advisors, LLC
Chicago, IL

Investment Sub-Adviser
Guggenheim Partners Investment
Management, LLC
Santa Monica, CA

Administrator and Accounting Agent
MUFG Investor Services (US), LLC
Rockville, MD

Custodian
The Bank of New York Mellon Corp.
New York, NY

Legal Counsel
Dechert LLP
Washington, D.C.

Independent Registered Public
Accounting Firm
Ernst & Young LLP
Tysons, VA

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 109

FUND INFORMATION continued	May 31, 2020

Privacy Principles of Guggenheim Strategic Opportunities Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Guggenheim Strategic Opportunities Fund?
•	If your shares are held in a Brokerage Account, contact your Broker.
•
If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is sent to shareholders of Guggenheim Strategic Opportunities Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 991-0091.
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091, by visiting the Fund’s website at guggenheiminvestments.com/gof or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for the reporting periods ended prior to August 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC website at www.sec.gov or at guggenheiminvestments.com/gof. The Fund’s Forms N-PORT and N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC and that information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

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GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 111

ABOUT THE FUND MANAGERS

Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.
Investment Philosophy
GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.
Investment Process
GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.
Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(07/20)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-GOF-AR-0520

Item 2.  Code of Ethics.
(a)        The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
(b)        No information need be disclosed pursuant to this paragraph.
(c)        The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.
(d)        The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.
(e)        Not applicable.
(f)         (1) The registrant's Code of Ethics is attached hereto as Exhibit (a)(1).
(2) Not applicable.
(3) Not applicable.
Item 3.  Audit Committee Financial Expert.
The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Dr. Jerry B. Farley.  Dr. Farley qualifies as an audit committee financial expert by virtue of his experience at educational institutions, where his business responsibilities have included all aspects of financial management and reporting.
(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)
Item 4.  Principal Accountant Fees and Services.
(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $97,616 and $95,235 for the fiscal years ended May 31, 2020, and May 31, 2019, respectively.
(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a) of this Item, were $28,000 and $0 for the fiscal years ended May 31, 2020, and May 31, 2019, respectively.
The registrant’s principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $15,241 and $14,225 for the fiscal years ended May 31, 2020, and May 31, 2019, respectively.
The registrant’s principal accountant did not bill fees for tax services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4 were $0 and $0 for the fiscal years ended May 31, 2020, and May 31, 2019, respectively.
The registrant’s principal accountant did not bill for services not included in Items 4(a), (b) or (c) above that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
 (e)  Audit Committee Pre-Approval Policies and Procedures.
(1) The registrant’s audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections V.B.2 and V.B.3 of the registrant’s audit committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

 V.B.2.Pre-approve any engagement of the independent auditors to provide any non-prohibited services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)	The categories of services to be reviewed and considered for pre-approval include the following (collectively, “Identified Services”):

    Audit Services
•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services
•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services
•	Recurring tax services:
o	Preparation of Federal and state income tax returns, including extensions
o	Preparation of calculations of taxable income, including fiscal year tax designations
o	Preparation of annual Federal excise tax returns (if applicable)
o	Preparation of calendar year excise distribution calculations
o	Calculation of tax equalization on an as-needed basis
o	Preparation of the estimated excise distribution calculations on an as-needed basis

o	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis
o	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes
o	Provision of tax compliance services in India for Funds with direct investments in India
o	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

•	Permissible non-recurring tax services upon request:
o	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards
o	Assistance with calendar year shareholder reporting designations on Form 1099
o	Assistance with corporate actions and tax treatment of complex securities and structured products
o	Assistance with IRS ruling requests and calculation of deficiency dividends
o	Conduct training sessions for the Adviser’s internal tax resources
o	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions
o	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance
o	RIC qualification reviews
o	Tax distribution analysis and planning
o	Tax authority examination services
o	Tax appeals support services
o	Tax accounting methods studies
o	Fund merger, reorganization and liquidation support services
o	Tax compliance, planning and advice services and related projects

(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c)
For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e)
All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form attached as Appendix C to the Audit Committee Charter.  The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)
The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

V.B.3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)
The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)  Not applicable.
(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $43,241 and $14,225 for the fiscal years ended May 31, 2020, and May 31, 2019, respectively.
(h)  Not applicable.
Item 5.  Audit Committee of Listed Registrants.
(a) The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The Audit Committee of the registrant is composed of: Randall C. Barnes; Ronald A. Nyberg; Ronald E. Toupin, Jr; Donald A. Chubb; Jerry B. Farley; and Roman Friedrich III.
(b) Not applicable.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The registrant has delegated the voting of proxies relating to its voting securities to the registrant’s investment sub-adviser, Guggenheim Partners Investment Management, LLC (“GPIM”).  Guggenheim’s proxy voting policies and procedures are included as Exhibit (c) hereto.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
(a)(1)  GPIM serves as sub-adviser for the registrant and is responsible for the day-to-day management of the registrant’s portfolio.  GPIM uses a team approach to manage client portfolios.  Day to day management of a client portfolio is conducted under the auspices of GPIM’s Portfolio Construction Group (“PCG”).  PCG’s members include the Chief Investment Officer (“CIO”) and other key investment personnel.  The PCG, in consultation with the CIO, provides direction for overall investment strategy.  The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of GPIM’s strategic and tactical policy directives.

The following individuals at GPIM share primary responsibility for the management of the registrant’s portfolio and is provided as of May 31, 2020:

Name	Since	Professional Experience During the Last Five Years
Scott Minerd - CIO	2007	Guggenheim Partners Investment Management, LLC: Global CIO – 2005–Present; Guggenheim Partners, LLC: Managing Partner – Insurance Advisory – 1998–Present.
Anne B. Walsh, CFA, FLMI – Senior Managing Director and Assistant CIO	2007	Guggenheim Partners Investment Management, LLC: Senior Managing Director and Assistant CIO – 2007–Present.

Steven Brown – Senior Managing Director	2017
Guggenheim Partners Investment Management, LLC -  Senior Managing Director – 2019 to Present; Managing Director – 2016 to Present; Guggenheim Partners Investment Management, LLC – Director 2014 to 2016; Guggenheim Partners Investment Management, LLC – Vice President 2013 to 2014; Senior Associate 2012 to 2013.

Adam Bloch – Managing Director	2018
Guggenheim Partners Investment Management, LLC: Managing Director – 2019 to Present; Director – 2015-Present; Vice President – 2014-2015; Senior Associate – 2013-2014; Associate – 2012-2013. Bank of America Merrill Lynch: Associate – 2011-2012.

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the Guggenheim portfolio managers as of May 31, 2020:

Scott Minerd:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	12	$25,039,674,689	0	$0
Other pooled investment vehicles	63	$15,112,230,727	39	$10,342,452,743
Other accounts	130	$157,982,999,073	13	$4,373,907,829

Anne B. Walsh:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	16	$28,697,835,784	0	$0
Other pooled investment vehicles	6	$2,889,837,013	2	$1,986,417,505
Other accounts	85	$147,830,685,915	4	$270,724,800

Steven Brown:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	13	$27,683,297,089	0	$0
Other pooled investment vehicles	6	$2,889,837,013	3	$1,986,417,505
Other accounts	20	$13,541,358,753	4	$270,724,800

Adam Bloch:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	19	$27,841,351,068	0	$0
Other pooled investment vehicles	6	$2,889,837,013	3	$1,986,417,505
Other accounts	20	$13,541,358,753	4	$270,724,800

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. GPIM seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager.  They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client’s investment guidelines.

GPIM may have clients with similar investment strategies.  As a result, if an investment opportunity would be appropriate for more than one client, GPIM may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients.  In addition, GPIM may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. GPIM’s allocation policy provides that investment decisions must never be based upon account performance or fee structure.  Accordingly, GPIM’s allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time.  The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to GPIM’s investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.  In the event trades are aggregated, GPIM’s policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client’s participation in the transaction; (iv) disclose its aggregation policy to clients.

GPIM, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients.  When selecting a broker, individuals making trades on behalf of GPIM clients consider the full range and quality of a broker’s services, including execution capability, commission rate, price, financial stability and reliability.  GPIM is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, GPIM’s Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction.  The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances.  In many instances, there may only be one counter-party active in a particular security at a given time.  In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

GPIM and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

GPIM compensates the portfolio managers for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.  GPIM’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various GPIM investments.  All GPIM employees are also eligible to participate in a 401(k) plan to which GPIM may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Manager Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each GPIM portfolio manager as of May 31, 2020:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Fund
Scott Minerd	None
Anne B. Walsh	$100,001-$500,000
Steven Brown	None
Adam Bloch	None

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
 (b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a) The registrant has not participated in securities lending activities during the period covered by this report.
(b) Not applicable

Item 13.  Exhibits.
(a)(1)        Code of Ethics for Chief Executive and Senior Financial Officers.
(a)(2)        Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.
(a)(3)        Not applicable.
(b) Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.
(c) Guggenheim Partners Investment Management, LLC Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Guggenheim Strategic Opportunities Fund
By:             /s/ Brian Binder
Name:        Brian Binder
Title:           President and Chief Executive Officer
Date:          August 10, 2020
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:              /s/ Brian Binder
Name:         Brian Binder
Title:            President and Chief Executive Officer
Date:           August 10, 2020
By:             /s/ John L. Sullivan
Name:        John L. Sullivan
Title:           Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:          August 10, 2020